CREDIT AGREEMENT

                  Dated as of __________, 1997


           EASTERN UTILITIES ASSOCIATES, a Massachusetts voluntary association, BLACKSTONE VALLEY ELECTRIC COMPANY, a Rhode Island corporation, EASTERN EDISON COMPANY, a Massachusetts corporation, MONTAUP ELECTRIC COMPANY, a Massachusetts corporation, NEWPORT ELECTRIC CORPORATION, a Rhode Island corporation, EUA COGENEX CORPORATION, a Massachusetts corporation, EUA OCEAN STATE CORPORATION, a Rhode Island corporation, EUA SERVICE CORPORATION, a Massachusetts corporation, the BANKS listed on the signature pages hereof, BNY CAPITAL MARKETS, INC., as Arranger and THE BANK OF NEW YORK, as Agent, agree as follows (with certain terms used herein being defined in Article 11):


                           ARTICLE 1.

                         CREDIT FACILITY

          Section 1.01  Commitment to Lend.  (a)  RC Loans.
(i) Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more RC Loans to each of the Borrowers in an aggregate unpaid principal amount, with respect to all of the Borrowers, not exceeding at any time such Bank's Commitment at such time; provided, however, that the aggregate unpaid principal amount of all Loans shall not exceed at any time the aggregate amount of the Commitments at such time; provided, further, however, that the Banks shall not make RC Loans to an individual Borrower if, after giving effect to such RC Loans, the aggregate unpaid principal amount of all Loans to such Borrower would exceed such Borrower's Availability.

         (ii) Subject to Section 1.06 and the other terms and conditions of this Agreement, the RC Loans may, at the option of a Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof. The aggregate amount of the Commitments on the Agreement Date is $120,000,000.

          (b) Bid Rate Loans. Upon the terms and subject to the conditions of this Agreement, in response to each request for Bid Rate Loans by a Borrower, each Bank may, but shall not be obligated to, submit one or more offers to make Bid Rate Loans to such Borrower as provided in Section 1.02(b); provided, however, that the aggregate unpaid principal amount of all Loans shall not exceed at any time the aggregate amount of the Commitments at such time; provided, further, however, that the Banks shall not make Bid Rate Loans to an individual Borrower if, after giving effect to such Bid Rate Loans, the aggregate unpaid principal amount of all Loans to such Borrower would exceed such Borrower's Availability.

          (c) Swing Loans. (i) Upon the terms and subject to the conditions of this Agreement, each Swing Loan Lender agrees to make, from time to time during the period from the Agreement Date to but excluding the Termination Date, one or more Swing Loans to each of the Borrowers; provided that the aggregate unpaid principal amount of all Swing Loans shall not exceed at any time the lesser of (A) the aggregate amount of Commitments at such time minus the aggregate unpaid principal amount of RC Loans and Bid Rate Loans outstanding at such time and (B) $20,000,000; provided, however, that neither Swing Loan Lender shall make Swing Loans to an individual Borrower if, after giving effect to such Swing Loans, the aggregate unpaid principal amount of all Loans to such Borrower would exceed such Borrower's Availability.

         (ii) All Swing Loans shall be in an amount not less than $25,000 and shall be in an integral multiple of $10,000 and shall be made and maintained at a rate of interest per annum agreed upon by the Swing Loan Lender making such Swing Loan and the applicable Borrower. The applicable Borrower shall request a Swing Loan by giving the Agent and the applicable Swing Loan Lender notice thereof (which shall be irrevocable) by telephone, promptly confirmed in writing in the form of Schedule 1.01(c)(ii). All Swing Loans shall be disbursed by the Swing Loan Lender making such Swing Loan in Dollars in funds immediately available to the applicable Borrower by credit to an account of such Borrower at such Swing Loan Lender's Domestic Lending Office, or in such other manner as may have been specified by such Borrower and as shall be acceptable to such Swing Loan Lender, on the day requested, if such telephonic request is received by the Agent and such Swing Loan Lender not later than 12:00 noon (New York time) on such day, and if received thereafter on any Business Day, on the next Business Day. Each Swing Loan Lender shall provide prompt notice to the Agent and the Banks of the making of any Swing Loans to a Borrower.

        (iii) If a Swing Loan Lender makes demand upon all of the Banks, whether before or after a Default, each Bank (other than such Swing Loan Lender) shall irrevocably and unconditionally purchase from such Swing Loan Lender, without recourse or warranty, an undivided interest and participation in the Swing Loans made by such Swing Loan Lender then outstanding, by paying to such Swing Loan Lender, without reduction or deduction of any kind, including but not limited to reductions or deductions for set-off, recoupment or counterclaim, in Dollars immediately available at such Swing Loan Lender's Domestic

Lending Office, an amount equal to such Bank's Pro Rata Share of the principal amount of all Swing Loans made by such Swing Loan Lender then outstanding, and thereafter, except as otherwise provided in the second succeeding sentence, the Banks' respective interests in such Swing Loans, and the remaining interest of such Swing Loan Lender in such Swing Loans, shall in all respects be treated as Base Rate Loans under this Agreement, but such Swing Loans shall continue to be evidenced by the Swing Note, and shall continue to be due and payable by the applicable Borrower in accordance with Section 1.04(a). If any Bank does not pay any amount which it is required to pay after giving effect to the provisions of Section 1.01(c)(iv) forthwith upon the demand of a Swing Loan Lender as described above, such Swing Loan Lender shall be entitled to recover such amount on demand from such Bank, together with interest thereon, at the Federal Funds Rate for the first three Business Days, and thereafter at the Base Rate plus 2%, for each day from the date of such demand, if made prior to 2:00 p.m. (New York time) on any Business Day, or, if made at any other time, from the next Business Day following the date of such demand, until the date such amount is paid to such Swing Loan Lender by such Bank. If such Bank does not pay such amount forthwith upon the demand of a Swing Loan Lender as described above, and until such time as such Bank makes the required payment, such Swing Loan Lender's remaining interest in the applicable Swing Loan shall continue to include the amount of such unpaid participation obligation.

         (iv) No Bank shall be obligated to purchase a participation in any Swing Loan unless (A) the applicable Swing Loan Lender believed in good faith that the conditions specified in Sections 2.02(b) and (c) were satisfied by the applicable Borrower at the time such Swing Loan was made or (B) such Bank had actual knowledge, by receipt of information furnished to it pursuant to Section 5.01(e) hereof, or otherwise, that any such condition had not been satisfied and failed to notify the applicable Swing Loan Lender in a writing received by such Swing Loan Lender one Business Day prior to the time that it made such Swing Loan that such Swing Loan Lender was not authorized to make such Swing Loan or (C) the satisfaction of such condition that was not satisfied had been waived in accordance with the provisions of this Agreement.

          Section 1.02  Manner of Borrowing.  (a)  RC Loans.
With respect to RC Loans:

          (i) The applicable Borrower shall give the Agent notice (which shall be irrevocable) no later than 10:00 a.m. on, in the case of Base Rate Loans, the Business Day before the requested date for the making of such RC Loans, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day before the RC Loan Date. Each such notice shall be in the form of Schedule 1.02(a)(i) and shall specify (A) the RC Loan Date, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (B) the Type or Types of RC Loans requested and (C) the amount of each such Type of RC Loan, the aggregate of which amounts for all Types of Loans requested shall not be less than the lesser of $1,000,000 and integral multiples of $250,000 thereof and the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each RC Loan to be made by such Bank on the requested date specified therein.

         (ii) Not later than 11:00 a.m. on each RC Loan Date, each Bank shall make available to the Agent, in Dollars in funds immediately available to the Agent at the Agent's Office, the RC Loans to be made by such Bank on such date. Any Bank's failure to make any RC Loan to be made by it on the RC Loan Date shall not relieve any other Bank of its obligation to make any RC Loan to be made by such other Bank on such RC Loan Date, but such other Bank shall not be liable for such failure.

        (iii) Unless the Agent shall have received notice from a Bank prior to 10:00 a.m. on the RC Loan Date that such Bank will not make available to the Agent the RC Loans requested to be made by such Bank on such date, the Agent may assume that such Bank has made such RC Loans available to the Agent on such date in accordance with Section 1.02(a)(ii) and the Agent in its sole discretion may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Agent the RC Loans requested to be made by such Bank on such date and the Agent shall have so made available to the applicable Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Agent to the applicable Borrower until the date such amount shall have been repaid to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate plus 2%. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the applicable Borrower and such Borrower shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in
Section 1.03(a).

         (iv) All RC Loans made available to the Agent in accordance with Section 1.02(a)(ii) shall be disbursed by the Agent not later than 12:00 noon on the RC Loan Date therefor in Dollars in funds immediately available to the applicable Borrower by credit to an account of such Borrower at the Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Agent.

          (b)  Bid Rate Loans.  With respect to Bid Rate Loans:

          (i) (A) The applicable Borrower shall give the Agent a request for Bid Rate Loans no later than 1:00 p.m. on the Business Day prior to the Bid Rate Loan Date.

          (B) Each such request shall be submitted substantially in the form of Schedule 1.02(b)(i) and shall specify (1) the Bid Rate Loan Date, which shall be a Business Day, (2) the aggregate principal amount of each of the requested Bid Rate Loans and (3) the Interest Periods (each of which shall end on a Business Day
(x) no earlier than 7 days and no later than 180 days after the Bid Rate Loan Date and (y) no later than the Termination Date) of the requested Bid Rate Loans.

          (C)  Upon receipt of a timely request for Bid Rate
Loans on a Business Day, the Agent shall notify each Bank of the contents thereof no later than 3:00 p.m. on such Business Day.

         (ii) (A) Each Bank may, in its sole and absolute discretion, submit one or more offers to make each Type of requested Bid Rate Loan in response to a request for Bid Rate Loans. Offers shall be irrevocable (but Loans to be made pursuant thereto shall be subject to Article 2), except with the written consent of the Agent given on the written instructions of the applicable Borrower, and may not be modified, except to correct a manifest error that has not been reasonably relied upon by such Borrower.

          (B) Offers shall (1) be submitted substantially in the form of Schedule 1.02(b)(ii), (2) identify the Bank making such offer, (3) identify the request for Bid Rate Loans to which such offer relates, (4) specify the rate of interest per annum that such Bank is willing to offer in response to such request, (5) specify the principal amount, or the maximum and minimum principal amounts, of the requested Types of Bid Rate Loans such Bank is willing to make at such rates, which amounts, singly or in the aggregate, may exceed such Bank's Commitment at such time and (6) be submitted by telecopier to the Agent no later than 10:00 a.m. on the Bid Rate Loan Date, except that offers for requested Bid Rate Loans submitted by the Agent (or any Affiliate of the Agent), in its capacity as a Bank, may, and may only, be submitted not later than one half hour prior to the deadline applicable to the other Banks. No offer submitted by a Bank may contain qualifying, conditional or similar language or contain proposed terms other than those specified in this paragraph (B).

          (C)  No later than 10:30 a.m. on the Bid Rate Loan
Date, the Agent shall notify the applicable Borrower of the contents of all offers received by the Agent prior to 10:00 a.m.
on such day from the other Banks.

        (iii) (A) Not later than 11:00 a.m. on the Bid Rate Loan Date, the applicable Borrower shall notify the Agent (which notice shall be irrevocable except, with respect to notices that have not yet been relied upon by any Bank, in the case of manifest error) of the offers, if any, of which it has received notice from the Agent that such Borrower is accepting. Each offer that such Borrower has not notified the Agent by such time that it is accepting shall be deemed to have been rejected. The applicable Borrower may, in its sole discretion, accept or reject any offer in whole or in part; provided that (A) the aggregate principal amount of offers accepted with respect to each requested Type of Bid Rate Loan may not exceed the principal amount specified for such Type in the request therefor, (B) the aggregate principal amount of any offer by any Bank accepted with respect to a requested Type of Bid Rate Loan may not exceed the maximum, nor be less than the minimum, aggregate principal amount thereof specified in such Bank's offer with respect to such Type of Bid Rate Loan and (C) subject to clauses (A) and (B) above, offers may be accepted only on the basis of ascending rates of interest. If offers with identical rates of interest are made by two or more Banks with respect to the same Type of requested Bid Rate Loans for a greater aggregate principal amount than the amount accepted by such Borrower, the principal amount accepted shall be allocated by the Agent among such Banks as nearly as possible (but in such multiples as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. Such determination by the Agent shall be conclusive in the absence of manifest error.

          (B) Upon receipt of any notice from the applicable Borrower accepting any offer or offers, the Agent shall promptly notify each of the Banks that also submitted offers in response to the applicable request whether its offers were accepted or rejected and, if any of such Bank's offers were accepted, shall identify such offers and the respective amounts thereof accepted.

         (iv) (A) Not later than 12:00 noon on the Bid Rate Loan Date, each Bank shall make the amount of the Bid Rate Loan or Bid Rate Loans to be made by such Bank available to the Agent, in Dollars in funds immediately available to the Agent at the Agent's Office.

          (B) Unless otherwise specified in the applicable request, Bid Rate Loans shall be disbursed by the Agent not later than 2:00 p.m. on the date specified therefor and shall be applied in the following order: first, to repay Bid Rate Loans maturing or matured as of such date; and second, by credit to an account of the applicable Borrower at the Agent's Office or in such other manner as may have been specified to and as shall be reasonably acceptable to the Agent, in each case in Dollars in funds immediately available to such Borrower or the appropriate Bank, as the case may be.

          (v) If (A)(1) the applicable Borrower shall, on the Bid Rate Loan Date, fail to accept offers, in an aggregate amount sufficient to repay a Bid Rate Loan or Bid Rate Loans maturing or matured as of such day, or (2) bids submitted in response to a request for Bid Rate Loans are in an aggregate amount insufficient to pay a Bid Rate Loan or Bid Rate Loans maturing or matured as of the Bid Rate Loan Date of such requested Bid Rate Loans and (B) Bid Rate Loans maturing on such day shall not otherwise be repaid on such day, such Borrower shall, unless it provides written notice to the Agent to the contrary by 11:00 a.m. on such day, be deemed to have duly requested Base Rate Loans to be made on such date in an amount sufficient to repay the balance of such maturing and matured Bid Rate Loan or Bid Rate Loans, and if the conditions to the making of such Base Rate Loans shall have been fulfilled at such time and the Banks make such Base Rate Loans, the proceeds thereof shall be applied to repay such balance.

         (vi)  The parties may, by agreement among the applicable
Borrower, the Agent and each of the Banks, adopt in writing alternative procedures (including alternative time schedules) for requesting, offering and consummating Bid Rate Loans.

        (vii) Each Bid Rate Loan shall be deemed a utilization of the Commitment of each Bank in an amount equal to such Bank's Pro Rata Share of the aggregate outstanding amounts of Bid Rate Loans, whether or not such Bank shall have made any Bid Rate Loan, and notwithstanding the amount of any Bid Rate Loan made by such Bank.

          Section 1.03 Interest. (a) Rates. Each RC Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to, (A) so long as it is a Base Rate Loan, the Base Rate, and (B) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin. Each Bid Rate Loan shall bear interest on the outstanding principal amount thereof at the rate determined in accordance with Section 1.02(b). Each Swing Loan shall bear interest on the outstanding principal amount thereof at the rate per annum agreed upon by the Swing Loan Lender making such Swing Loans and the applicable Borrower. If all or any part of a Loan (including Swing Loans) or any other amount due and payable under the Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the Post-Default Rate.

          (b) Payment. Interest shall be payable by the applicable Borrower, (i) in the case of RC Loans that are (A) Base Rate Loans, on each Interest Payment Date, (B) Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (ii) in the case of Bid Rate Loans, on the last day of the applicable Interest Period (and, if an Interest Period is longer than 90 days, at intervals of 90 days after the first day of such Interest Period), (iii) in the case of Swing Loans, on the dates agreed upon by the Swing Loan Lender making such Swing Loan and the applicable Borrower, (iv) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted, and (v) all other amounts due and payable under the Loan Documents, on demand. Interest at the Post-Default Rate shall be payable on demand.

          (c) Conversion and Continuation. (i) All or any part of the principal amount of RC Loans of any Type may, on any Business Day, but subject to Section 7.04, be converted into any other Type or Types of RC Loans, except that Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

         (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into RC Loans of another Type. Eurodollar Rate Loans of any Type shall continue as RC Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the applicable Borrower shall have given the Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as RC Loans of such Type for another Interest Period or that such Loans be converted into RC Loans of another Type at the end of such Interest Period.

        (iii) Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), during a Default, the Agent shall, if so instructed by the Required Banks, notify each Borrower that its RC Loans may only be converted into or continued as RC Loans of the Types specified by the Required Banks and, thereafter, until no Default shall continue to exist or until the Required Banks shall otherwise agree, RC Loans may not be converted into or continued as RC Loans of any Type other than one or more of such specified Types.

         (iv) The applicable Borrower shall give the Agent notice (which shall be irrevocable) of each conversion of its RC Loans or continuation of its Eurodollar Rate Loans no later than 10:00 a.m. on, in the case of a conversion into Base Rate Loans, the Business Day before the requested date of such conversion, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of
Schedule 1.03(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Eurodollar Rate Loans to be converted or continued and (C) the amount and Type or Types of RC Loans into which such RC Loans are to be converted or as which such RC Loans are to be continued. Upon receipt of any such notice, the Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each RC Loan to be converted or continued by such Bank and (z) the amount and Type or Types of RC Loans into which such RC Loans are to be converted or as which such RC Loans are to be continued.

          (v) RC Loans may not be converted into Bid Rate Loans or Swing Loans, and Bid Rate Loans and Swing Loans may not be converted, except as required under Section 7.01(b), or continued.

          (d) Maximum Interest Rate. Nothing contained in the Loan Documents shall require a Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by a Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

          Section 1.04 Repayment. (a) Each of the RC Loans and the Swing Loans shall mature and become due and payable, and shall be repaid by the applicable Borrower, in full on the Termination Date.

          (b) The Bid Rate Loans shall mature and become due and payable, and shall be repaid by the applicable Borrower in full, on the last day of the applicable Interest Period specified in accordance with Section 1.02(b)(i)(B).

          Section 1.05 Prepayments. (a) Optional Prepayments. The applicable Borrower may, at any time and from time to time, but subject to Section 7.04, prepay the RC Loans and Swing Loans in whole or in part, without premium or penalty (but subject to Section 7.04), except that any partial prepayment of RC Loans shall be in an aggregate principal amount of at least $1,000,000. Such Borrower shall give the Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 10:00 a.m. on, in the case of a prepayment of Base Rate Loans, the Business Day before the date of such prepayment, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day before the date of such prepayment and, in the case of a prepayment of Swing Loans, the day of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05(a) and shall specify (i) the date such prepayment is to be made and (ii) whether the Loans to be prepaid are RC Loans or Swing Loans, the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of such Loans to be prepaid. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each such Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

          (b) Mandatory Prepayments. (i) Loans in Excess of Commitments. If, after giving effect to any partial or total reduction of the Commitments pursuant to Section 1.07, the aggregate unpaid principal amount of the Loans exceeds the aggregate Commitments, the Borrowers shall prepay the Loans in an aggregate amount equal to the amount of such excess, together with interest thereon as provided in Section 1.03(b), on the date of such reduction.

         (ii) Reduction of Availability. If the aggregate unpaid principal amount of the Loans of any Borrower, at any time, exceeds such Borrower's Availability, such Borrower shall prepay its Loans in an aggregate amount equal to the amount of such excess, together with interest thereon as provided in
Section 1.03(b), on the date of the reduction of such Borrower's Availability giving rise to such excess.

          (c) Other Prepayment Provisions. Amounts prepaid by a Borrower pursuant to this Section 1.05 shall be applied (i) to prepay Base Rate Loans of such Borrower, (ii) to the extent that the amount of any such prepayment exceeds the then outstanding aggregate principal amount of such Base Rate Loans, the Eurodollar Rate Loans of such Borrower in the order that the Interest Periods for such Loans end, (iii) to the extent that the amount of any such prepayment exceeds the then outstanding aggregate principal amount of the RC Loans of such Borrower, the Bid Rate Loans of such Borrower, and (iv) to the extent that the amount of any such prepayment exceeds the then outstanding aggregate principal amount of such RC Loans and Bid Rate Loans the Swing Loans of such Borrower. Amounts to be prepaid pursuant to this Section 1.05 shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of Eurodollar Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.04 and, for purposes of Section 6.01(a), shall be deemed to be "due" on the day specified for such payment or on the last day of the period within which such payment is required to be made.

          Section 1.06  Limitation on Types of Loans.
Notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall borrow, prepay, convert and continue RC Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $2,000,000 or, if less, the aggregate amount of the Commitments, (b) there shall not be, at any one time, more than ten Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans (subject to Section 1.11(c)) on the date specified in Section 1.04.

          Section 1.07 Reductions in Commitments. EUA may reduce the aggregate Commitments in whole or, from time to time, in part, by giving the Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. on the third Business Day before the requested date of such reduction, except that (a) no partial reduction of the Commitments shall be in an aggregate amount less than $5,000,000, and (b) no reduction may reduce the Commitments to an amount less than the aggregate amount of Loans outstanding. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

          Section 1.08 Fees. (a) Facility Fees. The Borrowers, jointly and severally, agree to pay to the Agent for the account of each Bank a facility fee on the daily amount of such Bank's Commitment (without regard to any utilization thereof) for each day from the Agreement Date through the Termination Date (or earlier date of termination of the Commitments in their entirety) at a rate per annum equal to the Applicable Facility Fee Percentage, payable in arrears on successive Interest Payment Dates, on the Termination Date and on the date of any partial or total reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

          (b) Agent's Fees. The Borrowers, jointly and severally, agree to pay to the Agent, for its own account, the fees payable to it pursuant to the Agent's Fee Letter, payable in the amounts and at the times provided therein.

          (c) Fees Non-Refundable. None of the fees payable under this Section 1.08 shall be refundable in whole or in part.

          Section 1.09 Computation of Interest and Fees. Interest calculated on the basis of the Adjusted Eurodollar Rate or the Federal Funds Rate, interest on the Bid Rate Loans and the facility fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest on the Swing Loans shall be calculated on the basis agreed upon by the applicable Swing Loan Lender and the applicable Borrower. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.


          Section 1.10 Evidence of Indebtedness. Each Bank's Loans and the respective Borrowers' obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and, in the case of RC Loans, a single RC Note of such Borrower payable to the order of such Bank and in the case of Bid Rate Loans, a single Bid Rate Note of such Borrower payable to the order of such Bank. The Swing Loans and the respective Borrowers' obligation to repay the Swing Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Swing Loan Lenders, and a single Swing Note of such Borrower payable to the order of each of the Swing Loan Lenders. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

          Section 1.11 Payments by the Borrowers. (a) Time, Place and Manner. All payments due to the Agent or a Swing Loan Lender under the Loan Documents shall be made to the Agent at the Agent's Office or at such other address as the Agent or such Swing Loan Lender, respectively, may designate by notice to the Borrowers. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Agent at the Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrowers. All payments due to any Bank under the Loan Documents, whether made to the Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 12:00 noon on such day.

          (b) No Reductions. All payments due to the Agent, a Swing Loan Lender or any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrowers thereunder, shall be made, observed or performed by the Borrowers without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 1.13, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c) Extension of Payment Dates. Whenever any payment to the Agent, a Swing Loan Lender or any Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

          Section 1.12  Distribution of Payments by the Agent.
(a) The Agent shall promptly distribute to each Swing Loan Lender and each Bank its ratable share of each payment received by the Agent under the Loan Documents for the account of the Swing Loan Lenders and the Banks by credit to an account of such Swing Loan Lender or such Bank at the Agent's Office or by wire transfer to an account of such Swing Loan Lender or such Bank at an office of any other commercial bank located in the United States.

          (b) Unless the Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to a Swing Loan Lender or the Banks under the Loan Documents that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Swing Loan Lender and each Bank on such due date a corresponding amount with respect to the amount then due such Swing Loan Lender and such Bank. If and to the extent the applicable Borrower shall not have so made such payment in full to the Agent and the Agent shall have so distributed to a Swing Loan Lender or any Bank a corresponding amount, such Swing Loan Lender or such Bank shall, on demand, repay to the Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Swing Loan Lender or such Bank until the date such Swing Loan Lender or such Bank repays such amount to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate plus 2%.

          Section 1.13 Taxes. (a) (i) Taxes Payable by the Borrowers. If under Applicable Law any Tax is required to be withheld or deducted by a Borrower from, or is otherwise payable by a Borrower in connection with, any payment to the Agent, a Swing Loan Lender or any Bank under the Loan Documents, such Borrower shall pay to the Agent, such Swing Loan Lender or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Agent, such Swing Loan Lender or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted by such Borrower, is equal to the full amount payable under the Loan Documents.

         (ii) Taxes Payable by the Agent or any Bank. The applicable Borrower shall, promptly upon request by the Agent, a Swing Loan Lender or any Bank for the payment thereof pay to the Agent, such Swing Loan Lender or such Bank, as the case may be,
(A) all Taxes (other than Bank Taxes) payable by the Agent, such Swing Loan Lender or such Bank, as the case may be, with respect to any payment due to the Agent, such Swing Loan Lender or such Bank under the Loan Documents and (B) all Taxes payable by the Agent or such Bank as a result of payments made by such Borrower (whether made to a taxing authority or to the Agent, such Swing Loan Lender or such Bank) pursuant to this Section 1.13(a)(ii).

        (iii) Limitations. Notwithstanding anything to the contrary contained herein, a Borrower shall not be required to pay any additional amount in respect of withholding of United States Federal income taxes pursuant to this Section 1.13 to any Bank (A) except to the extent such Taxes are required to be withheld as a result of (1) in the case of a Person that is a Bank on the Agreement Date, a Regulatory Change Enacted after the Agreement Date and (2) in the case of a Person that becomes a Bank after the Agreement Date, a Regulatory Change Enacted after such Person becomes a Bank, or (B) to the extent such withholding is required because such Bank has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

        (iv) Exemption from U.S. Withholding Taxes. There shall be submitted to the Borrowers and the Agent, (A) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (1) if at the time the same are applicable, (aa) by each Bank that is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224, in either case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, or (bb) by each Bank that is a Non-US Bank, (x) a duly completed Internal Revenue Service Form W-8 and (y) a certification in the form of Schedule 1.13(a)(iv) that such Bank is a Non-US Bank or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Bank to complete exemption from withholding of United States federal income taxes, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank shall promptly notify the Borrowers and the Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or
(B) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrowers or the Agent, each Bank that is a United States Person shall from time to time submit to the Borrowers and the Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9.

          (b) Credits and Deductions. If the Agent, a Swing Loan Lender or any Bank is, in its reasonable opinion, able to apply for any credit, deduction or other reduction in Bank Taxes by reason of any payment made by a Borrower under Section 1.13(a)(i), the Agent, such Swing Loan Lender or such Bank, as the case may be, shall use reasonable efforts to obtain such credit, deduction or other reduction and, upon receipt thereof (including receipt of any such credit, deduction or other reduction that shall not actually have been applied for by such Person), will pay to such Borrower such amount, not exceeding the increased amount paid by such Borrower, as is equal to the net after-tax value to the Agent, such Swing Loan Lender or such Bank, in its sole opinion, of such part of such credit, deduction or other reduction as it considers to be allocable to such payment by such Borrower, having regard to all of the Agent's, such Swing Loan Lender's or such Bank's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Agent, such Swing Loan Lender or such Bank, as the case may be, shall not be obligated to disclose to a Borrower any information regarding its tax affairs or computations and (ii) nothing in this Section 1.13(b) shall interfere with the right of the Agent, such Swing Loan Lender or such Bank to arrange its tax affairs as it deems appropriate.

          Section 1.14 Pro Rata Treatment. Except to the extent otherwise provided herein, (a) RC Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) RC Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of RC Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the RC Loans or of fees shall be made for the account of the Banks or, if applicable, a Swing Loan Lender pro rata in accordance with the respective amounts thereof then due and payable.

          Section 1.15 Increase in Commitments. (a) (i) EUA may, by submitting an Increase Notice to the Agent, request that the Banks increase the aggregate Commitments up to the amount specified therein, which shall be an integral multiple of $5,000,000 and shall not be greater than $150,000,000, effective on the Increase Date, which shall be any Business Day occurring not less than 25 (unless otherwise agreed to by EUA and the Agent) nor more than 30 days after the date on which the Increase Notice shall have been given, and such notice shall specify the requested amount by which the aggregate amount of the Commitments are to increase, the names of any new lenders who have agreed to become Banks hereunder, and the amount of their proposed Commitments. Promptly upon receipt of such Increase Notice from EUA, the Agent shall notify the Banks of the contents thereof.
If and to the extent that the aggregate amount of the proposed Commitments of such new lenders is less than the aggregate amount of the increase of the Commitments requested by EUA, each Bank shall provide written notice to the Agent, no later than 21 days after the date on which the Increase Notice shall have been given to the Agent, of the amount, if any, by which such Bank agrees to increase its Commitment. Promptly upon receipt of such notice from any Bank, the Agent shall notify EUA of the contents thereof. To the extent that the aggregate amount of the proposed Commitments of such new lenders and the proposed increase of the Commitments of such existing Banks is less than the aggregate amount of the increase of the Commitments requested by EUA, EUA may either (A) request the Agent to solicit the Banks for further increases in their Commitments or (B) amend the Increase Notice by reducing the requested amount by which the aggregate amount of the Commitments is to be increased to an amount equal to the aggregate amount of proposed Commitments of such new lenders and the proposed increase of the Commitments of such existing Banks.


          (ii) Upon the effectiveness of the increase in Commitments pursuant to Section 1.15(b) below, each of the new lenders shall execute and deliver a counterpart of this Agreement, Annex A shall be amended by the Borrowers and the Agent to reflect the increase in the Commitment of any existing Bank and the Commitments of such new lenders and such new lenders shall be and become Banks hereunder for all purposes hereof and of the Loan Documents. In connection with any such increase, the Borrowers shall execute and deliver new Notes to reflect appropriately such new Commitments and the Banks (including such new lenders) shall effect such purchases and sales among themselves of portions of the outstanding Loans as shall be necessary to reflect such Commitments, as specified by the Agent, and, in connection with such purchases and sales, the applicable Borrower shall pay to each affected Bank an amount equal to the amount such Borrower would have had to pay pursuant to Section
7.04 if such Loans, or portions thereof, were prepaid on such Increase Date.

          (b) An increase in Commitments shall become effective on the Increase Date so long as each of the following conditions shall have been fulfilled on and as of such date: (i) the Agent and EUA shall have consented to any such new lenders (such consent not to be unreasonably withheld or delayed); (ii) the Agent shall have received opinions of counsel to the Borrowers in form and substance reasonably satisfactory to the Agent; (iii) Banks or other lenders who agree to become Banks hereunder shall have agreed to an increase of their Commitments in an aggregate amount equal to the amount of the requested increase in the aggregate amount of the Commitments set forth in the Increase Notice; (iv) the conditions to the making of Loans set forth in
Section 2.02 shall be fulfilled on and as of such Increase Date as if Loans were made thereon; and (v) the Agent shall have received such other instruments and documents, in form and substance satisfactory to it, as it shall have reasonably requested.

          Section 1.16. Extension of Termination Date. EUA may, by submitting to the Agent an Extension Notice on or within the 30 days following the first anniversary of the Agreement Date and, if the Termination Date has been previously extended pursuant to this Section 1.16, the second anniversary of the Agreement Date, request that the Banks extend the Termination Date to the last day of a period of one year from the then current Termination Date; provided that EUA shall not be entitled to submit any such request if at the time thereof an Event of Default shall have occurred and be continuing. Promptly upon receipt of such Extension Notice from EUA, the Agent shall notify the Banks of the contents thereof. Each Bank shall notify the Agent, no later than 30 days following its receipt of such notice from the Agent, of its determination, which shall be in its sole and absolute discretion, to extend or not to extend the Termination Date, which notice shall be irrevocable, provided that if any Bank shall fail to so notify the Agent, such Bank shall be deemed to have given notice of its determination not to so extend. If the Required Banks consent to the requested extension, the new Termination Date shall be the last day of the period of one year commencing on the Termination Date in effect immediately prior to such extension. In the event that the Required Banks, but fewer than all of the Banks, consent to the requested extension, EUA shall have the right to either (a) with the consent of the Agent (such consent not to be unreasonably withheld or delayed), replace any non-consenting Bank (with respect to which the Termination Date in effect immediately prior to such extension shall remain in effect) with another commercial bank or banks (collectively, the "Replacement Banks") or (b) with the consent of the Agent (such consent not to be unreasonably withheld or delayed), eliminate any such non-consenting Bank and reduce the Commitments by the amount of such Bank's Commitment. In the case of clause (a) above, the Bank being replaced (the "Replaced Bank") shall promptly transfer its Loans and Commitment to the Replacement Bank or Banks in the manner and with the effect provided for in Section 10.10(a)(ii) concurrently with (i) the payment to it by the Replacement Bank or Banks of an aggregate amount equal to all accrued and unpaid amounts payable to the Replaced Bank hereunder and (ii) the payment to it by the Borrowers of an amount equal to the aggregate sum of any amounts which would be payable under Section 7.04 as if all of the Replaced Bank's Loans were being prepaid in full on the date of such transfer; provided that the fee otherwise payable pursuant to Section 10.10(a)(ii)(C) shall not be payable with respect to any such transfer. In the case of clause (b) above, the elimination of such Bank shall not be effective until the Bank shall have given notice to the Agent that the Borrowers have paid to it all accrued and unpaid amounts payable to it hereunder.



                           ARTICLE 2

                       CONDITIONS TO LOANS

          Section 2.01  Conditions to Initial Loans.  The
obligation of each of the Banks and the Swing Loan Lenders to make its initial Loan to any Borrower is subject to the fulfillment of each of the following conditions in connection with the initial Loans made hereunder (whether such initial Loans are RC Loans, Swing Loans or Bid Rate Loans):

          (a) the Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii), (vi) and
(vii), certified in a manner satisfactory to the Agent:

               (i) with respect to each Borrower, a certificate of the Secretary or an Assistant Secretary of such Borrower, dated the Agreement Date, substantially in the form of
     Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

              (ii) with respect to each Borrower, a copy of the certificate of incorporation, certified, as of a recent date, by the Secretary of State or other appropriate official of such Borrower's jurisdiction of incorporation;

             (iii)  with respect to each Borrower and each
     Significant Subsidiary thereof, good standing certificates, issued as of a recent date by the appropriate Secretary of State or other appropriate official of such Person's jurisdiction of incorporation;

              (iv) with respect to each Borrower, an opinion of counsel for such Borrower, dated the requested date for the making of such Loan, in the form of Schedule 2.01(a)(iv), with such changes as the Agent shall approve;

               (v) an opinion of counsel for the Agent, dated the requested date for the making of such Loan, in the form of Schedule 2.01(a)(v);

              (vi) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;

             (vii) a certificate of the president or treasurer or any assistant treasurer of EUA or Service, dated the requested date for the making of such Loan, setting forth the manner and degree of detail in which the Borrowers will make the calculations required by paragraph 3 of Schedule 5.01(b); and

            (viii) a duly executed RC Note of each Borrower for each Bank, a duly executed Bid Rate Note of each Borrower for each Bank and a duly executed Swing Note of each Borrower for each Swing Loan Lender.

          (b) all fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 10.02 for which invoices have been delivered to any Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date.

          Section 2.02 Conditions to Each Loan. The obligation of each of the Banks and a Swing Loan Lender to make each Loan requested to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions:

          (a) the Agent or, in the case of Swing Loans, a Swing Loan Lender, shall have received a notice of borrowing from the applicable Borrower with respect to such Loan complying with the requirements of Section 1.02 or, in the case of Swing Loans, complying with the requirements of Section 1.01(c)(i);

          (b) each Representation and Warranty shall be true and correct in all material respects at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof;

          (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof, other than a Default (i) caused by, relating to or otherwise with respect to no more than one Borrower (which shall not be the Borrower requesting the Loan) and (ii) not constituting a Default under Sections 4.18, 6.01(a), 6.01(d)(ii), 6.01(f) or 6.01(h); and

          (d) such Loan will not contravene any Applicable Law applicable to such Bank or such Swing Loan Lender, as the case may be.

          Except to the extent that the applicable Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Loans, such Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the applicable Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to not make the Loans requested to be made by it if, in such Bank's determination, such condition has not been fulfilled at such time. The obligation of each Bank and each Swing Loan Lender to make a Loan requested by a Regulated Borrower shall not be affected by the failure to fulfill the conditions in clauses
(c)(i) or (c)(ii) above, so long as (x) in the case of clause
(c)(ii), such failure was not caused by, related to or otherwise with respect to such Regulated Borrower and (y) such Regulated Borrower has demonstrated to the reasonable satisfaction of the Agent and the Required Banks that the aggregate principal amount of all Consolidated Indebtedness of such Regulated Borrower and its Consolidated Subsidiaries before and immediately after giving effect to the requested Loans does not and will not exceed 65% of Regulated Borrower Capitalization determined as of the last day of the most recent fiscal quarter of such Regulated Borrower.


                           ARTICLE 3

             CERTAIN REPRESENTATIONS AND WARRANTIES

          In order to induce the Agent, the Swing Loan Lenders and each Bank to enter into this Agreement and to make each Loan requested to be made by it, each of the Borrowers represents and warrants as follows:

          Section 3.01 Organization; Power; Qualification. Such Borrower and each Significant Subsidiary thereof are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority, and have obtained all necessary Governmental Approvals and all other consents and approvals, to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on such Borrower and its Significant Subsidiaries taken as a whole.

          Section 3.02 Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, all of the Subsidiaries of such Borrower, their jurisdictions of incorporation and the percentages of the various classes of their Capital Securities owned by such Borrower or another Subsidiary of such and indicates which Subsidiaries are Consolidated Subsidiaries and which Subsidiaries are Significant Subsidiaries. Such Borrower or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable
Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by such Borrower or Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

          Section 3.03 Authorization; Enforceability; Required Consents; Absence of Conflicts. Such Borrower has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and to borrow hereunder in the amount of such Borrower's Availability. This Agreement has been, and each of the other Loan Documents when delivered to the Agent will have been, duly executed and delivered by such Borrower and is, or when so delivered will be, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by such Borrower of the Loan Documents, and each borrowing hereunder, whether or not in the amount of such Borrower's Availability, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of such Borrower, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of such Borrower or any Significant Subsidiary under, (i) the charter or by-laws of such Borrower, (ii) any Contract to which such Borrower or any Subsidiary is a party or by which such Borrower or any Subsidiary or any of their respective properties may be bound or (iii) any Applicable Law, other than, in the case of clause (b)(ii) or (b)(iii), any such violation, conflict, breach or default that (A) could not, singly or in the aggregate, have a Materially Adverse Effect on (x) such Borrower and its Significant Subsidiaries taken as a whole or (y) any Loan Document and (B) could not reasonably be expected to expose the Agent, any Swing Loan Lender or any Bank to any loss, liability or expense.


          Section 3.04  Taxes.  Such Borrower and each
Significant Subsidiary thereof have (a) filed all Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes that are due and payable by it or have been assessed against it except for Taxes the failure to have paid which does not contravene Section 4.04 and (c) to the extent required by generally accepted accounting principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

          Section 3.05  Litigation.  Except as set forth on
Schedule 3.05, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of such Borrower or any Significant Subsidiary thereof, is there any reasonable basis therefor) against or in any other way relating to or affecting
(a) such Borrower or any Significant Subsidiary thereof or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (x) such Borrower and its Significant Subsidiaries taken as a whole or (y) any Loan Document.

          Section 3.06 Burdensome Provisions. Neither such Borrower nor any Significant Subsidiary thereof is a party to or bound by any Contract or Applicable Law, compliance with which could reasonably be expected to have a Materially Adverse Effect on (a) such Borrower and its Significant Subsidiaries taken as a whole or (b) any Loan Document.

          Section 3.07 No Adverse Change or Event. Since December 31, 1996, no change in the business, assets, Liabilities, condition (financial or otherwise), results of operations or business prospects of such Borrower or any Significant Subsidiary thereof has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on
(a) such Borrower and its Significant Subsidiaries taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

          Section 3.08 Additional Adverse Facts. Except for facts and circumstances disclosed on Schedule 3.05 or in the notes to the financial statements referred to in Section 5.02(a) or otherwise disclosed in writing by EUA to all of the Banks prior to the Agreement Date, no fact or circumstance is known to such Borrower, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have (so far as such Borrower and its Significant Subsidiaries can foresee) a Materially Adverse Effect on (a) such Borrower and its Significant Subsidiaries taken as a whole or (b) any Loan Document. If a fact or circumstance disclosed on such Schedule or in such notes should in the future have a Materially Adverse Effect on (x) such Borrower and its Significant Subsidiaries taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to Section 3.07 notwithstanding such disclosure.

          Section 3.09  Investment Company Act.  Neither such
Borrower nor any Significant Subsidiary thereof is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

          Section 3.10  Compliance with Applicable Law and
Contracts.  Each of such Borrower and the Significant
Subsidiaries thereof is in compliance with all Applicable Law and the terms of all Contracts to which it is a party or by which it or any of its properties may be bound, except for non-compliances that, either singly or in the aggregate, would not have a Materially Adverse Effect on (a) such Borrower and its
Significant Subsidiaries taken as a whole or (b) any Loan
Document.

          Section 3.11 Title to Properties and Assets. (a) Fee-Owned Real Property. Each of such Borrower and the Significant Subsidiaries thereof has good and marketable title to each parcel or tract of material real property owned in fee by it, in each case free and clear of all Liens, assessments or governmental charges or levies, except for Permitted Liens.

          (b) Leased Real Property. Each of such Borrower and the Significant Subsidiaries thereof possesses a valid leasehold interest in each parcel of material leased real property held by it as lessee, in each case free and clear of all Liens, assessments or governmental charges or levies, except for Permitted Liens.

          (c)  Other Assets.  Each of such Borrower and the
Significant Subsidiaries thereof has good and marketable title to all its other material assets, free and clear of all Liens, assessments or governmental charges or levies, except for Permitted Liens.



                           ARTICLE 4

                        CERTAIN COVENANTS

          From the Agreement Date and until the Repayment Date,


     A. Each Borrower shall and shall cause each of its Significant Subsidiaries to:

          Section 4.01 Preservation of Existence. Preserve and maintain its corporate existence, except that this Section 4.01 shall not apply, in the case of any such Significant Subsidiary, to termination of its corporate existence pursuant to a merger, consolidation or combination permitted under Section 4.11.

          Section 4.02  Preservation of Rights and Properties.
(a) Preserve and maintain all of its franchises, licenses, rights and privileges under Contract and Applicable Law material to the proper conduct of its business; and (b) preserve and maintain in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its tangible property material to the proper conduct of its business.

          Section 4.03 Business Activities. Subject to Section 4.12, engage in such businesses so that such Borrower and its Significant Subsidiaries taken as a whole remain principally engaged in the businesses principally engaged in by them as of the Agreement Date.

          Section 4.04 Payment of Taxes and Liabilities. Pay or discharge before they become delinquent all Taxes and all Liabilities (including, but not limited to indebtedness arising under leases to which such Borrower or any Significant Subsidiary thereof is a party), except that this Section 4.04 shall not apply to Taxes and Liabilities that (a) are being contested in good faith by appropriate proceedings and for which adequate reserves, in an amount not less than the amount required by generally accepted accounting principles, have been provided or
(b) in the aggregate, are less than $1,000,000.

          Section 4.05 Compliance With Applicable Law. Comply with all Applicable Law, except that this Section 4.05 shall not apply to any non-compliance that, either singly or in the aggregate, would not have a Materially Adverse Effect on (a) the Borrower and its Significant Subsidiaries taken as a whole or (b) any Loan Document.

          Section 4.06  Preservation of Loan Document
Enforceability. Take all actions (including obtaining and maintaining in full force and effect consents and Governmental Approvals) that are required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms.

          Section 4.07  Insurance.  Maintain insurance with
responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.


          Section 4.08 Use of Proceeds. Use the proceeds of the Loans only for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower or any Significant Subsidiary thereof shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.


     B. Each Borrower shall not, and shall not permit any of its Significant Subsidiaries to, directly or indirectly:

          Section 4.09 Indebtedness. Have any Indebtedness, at any time, except that this Section 4.09 shall not apply to (a) the Loans, (b) Existing Indebtedness and (c) Permitted
Indebtedness.

          Section 4.10 Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.10 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this Section 4.10, any Lien to which this Section is applicable shall be created or arise, the Liabilities of such Borrower under the Loan Documents shall automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, provided, further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by such Borrower in the performance or observance of this Section 4.10.

          Section 4.11 Merger or Consolidation. Merge, consolidate or otherwise combine with any Person, except that, if after giving effect thereto no Default would exist, this Section
4.11 shall not apply to (a) any merger, consolidation or combination of such Borrower with any one or more Significant Subsidiaries of any of the Borrowers, provided that such Borrower shall be the continuing Person, and (b) any merger, consolidation or combination of any Significant Subsidiary with any one or more other Significant Subsidiaries.

          Section 4.12 Disposition of Assets. Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.12 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business,
(c) any disposition of any asset or any interest therein to a Borrower or a Significant Subsidiary, (d) a Required Asset Sale,
(e) any disposition of any asset or interest therein by Cogenex, provided that, prior to each such disposition, EUA has provided to the Agent written notice thereof, together with evidence satisfactory to the Agent that no Default under Section 4.19 shall have occurred and be continuing or would result from such disposition and, if the Guarantor is no longer liable under
Section 9.01, that the Cogenex Coverage Ratio is equal to or greater than 1.1 both immediately before and after giving effect to such disposition, provided, however, that no such notice or evidence described in the immediately preceding proviso shall be required in the case of dispositions referred to in clause (a) or
(b) above by Cogenex, (f) any transaction to which any of the other provisions of this Agreement (other than Section 4.15) is by its express terms inapplicable and (g) transactions permitted by Section 4.17.

          Section 4.13 Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than EUA and its Consolidated Subsidiaries, or (b) except as required by Applicable Law, pay or enter into any Contract to pay any Taxes owing by any Person other than EUA and its Consolidated Subsidiaries.

          Section 4.14 Benefit Plans. (a) (i) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan or (ii) permit any Existing Benefit Plan to be amended in any manner, that, in either case, would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $10,000,000; or (b) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

          Section 4.15 Transactions with Affiliates. Except [as specified in Schedule 4.15 or] as may be otherwise required under the Public Utility Holding Company Act of 1935, effect any transaction with any Affiliate that is on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

          Section 4.16 Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary to (a) pay dividends or make any other distributions on shares of its capital stock held by the Borrower or any other Subsidiary, (b) pay any obligation owed to the Borrower or any other Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Subsidiary, (d) transfer any of its property or assets to the Borrower or any other Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section
4.16 shall not apply to Permitted Restrictive Covenants.

          Section 4.17 Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of such Borrower or any Significant Subsidiary thereof, except that this Section
4.17 shall not apply to (a) any issuance or disposition of Capital Securities of EUA, (b) any issuance or disposition of preferred stock of any Regulated Borrower, so long as such preferred stock is not convertible into common stock of such Regulated Borrower or (c) any issuance or disposition of Capital Securities of Cogenex that would not result in a Default under
Section 6.01(j).

     C.  EUA shall not:

          Section 4.18 EUA Capitalization Ratio. Permit, at any time, the aggregate principal amount of all Consolidated Indebtedness (excluding any portion of Consolidated Indebtedness consisting of Mandatorily Redeemable Stock) of EUA and its Consolidated Subsidiaries at such time to exceed 70% of EUA Capitalization determined as of the last day of the most recent fiscal quarter of EUA.

     D.   Cogenex shall not:

          Section 4.19 Cogenex Capitalization Ratio. Permit, at any time, the aggregate principal amount of all Consolidated Indebtedness (excluding any portion of Consolidated Indebtedness consisting of Mandatorily Redeemable Stock) of Cogenex and its Consolidated Subsidiaries at such time to exceed 80% of Cogenex Capitalization determined as of the last day of the most recent fiscal quarter of Cogenex.


                           ARTICLE 5

                           INFORMATION

          Section 5.01  Information to Be Furnished.  From the
Agreement Date and until the Repayment Date, each Borrower shall furnish to each Bank:

          (a) Quarterly Financial Statements. As soon as available and in any event within 45 days, or, in the case of Cogenex and Ocean State, within 60 days, after the close of each of the first three quarterly accounting periods in each fiscal year of such Borrower, commencing with the quarterly period ending March 31, 1997, consolidated balance sheets of such Borrower and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.


          (b) Year-End Financial Statements; Accountants' Certificate. As soon as available and in any event within 90 days, or, in the case of Cogenex and Ocean State, within 120 days, after the end of each fiscal year of such Borrower, commencing with the fiscal year ending December 31, 1996:

                 (i) consolidated balance sheets of such Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year; and

                 (ii) an audit report of Coopers & Lybrand L.L.P., or other independent certified public accountants of recognized standing, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Required Banks.

         (c) Officer's Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to Section 5.01(a) or (b), a certificate of the President, the Treasurer or any Assistant Treasurer of EUA or the Vice President, Finance or any Assistant Treasurer of Service in the form of Schedule 5.01(c).

         (d) Reports and Filings. Promptly upon receipt thereof, copies of all reports, if any, submitted to a Borrower or any of its Consolidated Subsidiaries, or the Board of Directors of such Borrower or Consolidated Subsidiary thereof, by its independent certified public accountants, including any management letter; (i) as soon as practicable, copies of all such financial statements and reports as such Borrower or Consolidated Subsidiary thereof shall send to its stockholders and of all registration statements and all regular or periodic reports that such Borrower or Consolidated Subsidiary thereof shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

         (e) Requested Information. From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of such Borrower and its Significant Subsidiaries as such Bank may reasonably request, in each case in form and substance and certified in a manner satisfactory to the requesting Bank.

         (f)  Notice of Defaults, Material Adverse Changes and
Other Matters.  Prompt notice of:

                (i)   any Default,


                (ii)  the acquisition or formation of a new
     Significant Subsidiary and, in the case of each such new
     Significant Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by such Borrower or another
     Subsidiary and whether or not such new Significant
     Subsidiary is a Consolidated Subsidiary,

                (iii)  any change in the name of any Significant
     Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by such Borrower or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary,

                (iv) the commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.05 to be incorrect if made at such time,

                (v) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section 3.07 to be incorrect if made at such time,

                (vi)   any change in the S&P Rating or the Moody's
     Rating,

                (vii)  any event or condition referred to in clauses
     (i) through (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and

                (viii) any amendment of the certificate of incorporation or by-laws of such Borrower.

          Section 5.02  Accuracy of Financial Statements and
Information.    Historical Financial Statements.  Each
Borrower hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements submitted by such Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of such Borrower and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as at September 30, 1996, neither such Borrower nor any Subsidiary thereof had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on such Borrower and its Consolidated Subsidiaries taken as a whole.

         (b) Future Financial Statements. The financial statements delivered by each Borrower pursuant to Section 5.01(a) or (b) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by such Borrower's then current independent certified public accountants), the consolidated financial position of such Borrower and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by such Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither such Borrower nor any Subsidiary thereof had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on such Borrower and its Consolidated Subsidiaries taken as a whole.

       (c) Historical Information. Each Borrower hereby represents and warrants that all written Information furnished to the Agent or the Banks by or on behalf of such Borrower prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of written Information dated as of a prior date, as of such date, (i) in the case of any written Information prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any written Information the preparation of which was requested by any Bank, was complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein (taken as a whole) not misleading in the light of the circumstances under which they were made.

        (d) Future Information. All written Information furnished to the Agent or the Banks by or on behalf of each Borrower on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of written Information dated as of a prior date, as of such date, (i) in the case of any written Information prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any written Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, be complete and correct to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein (taken as a whole) not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Agent or any Bank shall constitute a representation and warranty by the applicable Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

          Section 5.03  Additional Covenants Relating to
Disclosure.  From the Agreement Date and until the Repayment
Date, each Borrower shall and shall cause each of its Significant
Subsidiaries to:

         (a) Visits, Inspections and Discussions. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, make reasonable efforts in order to permit, representatives (whether or not officers or employees) of any Bank or Swing Loan Lender, from time to time, as often as may be reasonably requested, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, and
(iv) discuss with its principal officers and, upon notice to EUA giving EUA a reasonable opportunity to participate, with its independent certified public accountants its business, assets, Liabilities, financial condition, results of operation and business prospects.

         (b)  Accounting Methods and Financial Records.
Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and (b) and (ii) the determination of the compliance of such Borrower and its Significant Subsidiaries with the terms of the Loan Documents.

        (c) Fiscal Year. Maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

          Section 5.04 Authorization of Third Parties to Deliver Information and Discuss Affairs. Each Borrower shall be deemed to have authorized and directed each Person whose preparation or delivery to the Agent or the Banks of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Agent and the Banks. Each Borrower agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Agent or any Bank may reasonably request.


                           ARTICLE 6

                             DEFAULT

          Section 6.01 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the applicable Borrower or any Subsidiary thereof, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or the Notes or of fees shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for five days;

          (b) Any Representation and Warranty made by any of the Borrowers shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c) A Borrower shall default in the performance or observance of:

                (i) any term, covenant, condition or agreement contained in Section 4.01 (insofar as such Section requires the preservation of the corporate existence of such Borrower), 4.06, 4.08 through 4.19 or 5.01(f)(i); or

                (ii) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days;

          (d) (i) A Borrower or any Significant Subsidiary thereof shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Loans) having a then outstanding principal amount in excess of $10,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing (and not effectively waived) that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period;

          (e) A default shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause
(d) of this Section 6.01 is applicable) binding upon a Borrower or any Significant Subsidiary thereof, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) such Borrower and its Consolidated Subsidiaries taken as a whole or, in the case of a Contract binding upon Cogenex or any Significant Subsidiary thereof and for so long as the Guarantor is liable under Section 9.01, Cogenex and EUA and their Consolidated Subsidiaries taken as a whole or (ii) any Loan Document;

          (f)(i) A Borrower or any Significant Subsidiary thereof shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing;

               (ii) (A) A case or other proceeding shall be commenced against a Borrower or any Significant Subsidiary thereof seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower or any Significant Subsidiary thereof, or of all or any substantial part of the assets, domestic or foreign, of such Borrower or any Significant Subsidiary thereof, and such case or proceeding shall continue undismissed and unstayed for a period of 30 days, or (B) an order granting the relief requested in such case or proceeding against such Borrower or any Significant Subsidiary thereof (including an order for relief under such Federal bankruptcy laws) shall be entered;

         (g) A judgment or order shall be entered against a Borrower or any Significant Subsidiary thereof by any court, and
(i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 60 days in which the aggregate amount of all such judgments and orders exceeds $10,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order, the amount of which, together with the aggregate amount of all other judgments and orders with respect to which enforcement proceedings shall have commenced, exceeds $10,000,000 and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order, together with all other such judgments or orders, could reasonably be expected to have a Materially Adverse Effect on such Borrower and its Consolidated Subsidiaries taken as a whole or, in the case of Cogenex or any Significant Subsidiary thereof and for so long as the Guarantor is liable under Section 9.01, on Cogenex and EUA and their Consolidated Subsidiaries taken as a whole;

         (h) (i) Any Termination Event shall occur with respect to any Benefit Plan of a Borrower, any Significant Subsidiary thereof or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) a Borrower, any Significant Subsidiary thereof or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) a Borrower, any Significant Subsidiary thereof or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against a Borrower, any Significant Subsidiary thereof or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, the Borrower or any Significant Subsidiary thereof to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $10,000,000;

         (i) A Borrower or any of its Affiliates asserts, or a Borrower or any of its Affiliates institutes any proceedings seeking to establish, that any provision of the Loan Documents is invalid, not binding or unenforceable; or

         (j) EUA shall at any time beneficially own, directly or indirectly, (i) less than 100% of the issued and outstanding shares of common stock of Blackstone, Eastern, Montaup, Newport, Ocean State or Service, or (ii) less than 51% of the issued and outstanding shares of common stock of Cogenex.

          Section 6.02  Remedies upon Event of Default.
During the continuance of any Event of Default caused by, relating to or otherwise with respect to a Borrower (other than an Event of Default under Section 4.18, 6.01(a), 6.01(d)(ii), 6.01(f) or 6.01(h)), and in every such event, the Agent, upon notice to such Borrower, may do either or both of the following:
(i) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes of such Borrower and all other amounts owing by such Borrower under the Loan Documents to be, and such Loans and such Notes and all such other amounts applicable to such Borrower shall thereupon and to that extent become, due and payable by such Borrower and (ii) terminate, in whole or, from time to time, in part, the Commitments with respect to such Borrower.

           (b) During the continuance of (i) Events of Default caused by, relating to or otherwise with respect to more than one Borrower (other than one specified in Section 6.01(f) with respect to any such Borrower) or (ii) an Event of Default constituting an Event of Default under Section 4.18, 6.01(a), 6.01(d)(ii) or 6.01(h), and in every such event, the Agent, upon notice to the applicable Borrowers, may do either or both of the following: (A) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (B) terminate, in whole or, from time to time, in part, the Commitments; provided, however, that the Agent shall not exercise any of the remedies referred to in sub-clauses (A) and (B) above with respect to the Loans and Notes of, or the Commitments in favor of, a Regulated Borrower (unless the Event of Default in question was caused by, related to or was otherwise with respect to such Regulated Borrower) if such Regulated Borrower demonstrated to the reasonable satisfaction of the Required Banks that the aggregate principal amount of all Consolidated Indebtedness of such Regulated Borrower and its Consolidated Subsidiaries at such time does not exceed 65% of its Regulated Borrower Capitalization determined as of the last day of the most recent fiscal quarter of such Regulated Borrower.

           (c) Upon the occurrence of an Event of Default with respect to any Borrower under Section 6.01(f), automatically and without any notice to such Borrower, (i) the principal of and interest on the Loans and the Notes of such Borrower and all other amounts owing by such Borrower under the Loan Documents shall be due and payable by such Borrower and (ii) the Commitments with respect to such Borrower shall terminate.

            (d) Presentment, demand, protest or notice of any kind (other than the notices provided for in clauses (a) and (b) of this Section 6.02) are hereby expressly waived.



                           ARTICLE 7

              ADDITIONAL CREDIT FACILITY PROVISIONS

          Section 7.01 Mandatory Suspension and Conversion of Eurodollar Rate Loans. (a) A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding RC Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (iii) below, on the last day such Bank may lawfully continue to maintain RC Loans of that Type or, in the case of clause (iv) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and, unless cancelled by the applicable Borrower, all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

                (i) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

                (ii) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, the Required Banks notify the Agent that the Adjusted Eurodollar Rate as determined by the Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;


                (iii) at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

                (iv) such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, such
     Bank or its applicable Lending Office is substantially restricted, directly or indirectly, in the amount that it may hold of (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (B) the category of assets that includes Eurodollar Rate Loans of that Type.

             (b) A Bank's Bid Rate Loans of any Type shall be converted into Base Rate Loans (in the case of clause (i) below, on the last day such Bank may lawfully continue to maintain Loans of that Type, and, in the case of clause (ii) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) if:

                   (i) at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date makes it unlawful for such Bank or its applicable Lending Office to maintain any Bid Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

                   (ii) such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, such
     Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of
     (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Bid Rate Loans of that Type is directly or indirectly determined, or (B) the category of assets that include Bid Rate Loans of that Type.

            (c) If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Agent shall promptly notify the Borrowers and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a)(i) above, and each Bank shall promptly notify the Borrowers and the Agent of the existence or occurrence of any condition or circumstance specified in clauses (a)(ii), (a)(iii), (a)(iv),
(b)(i) or (b)(ii) above applicable to such Bank's Loans, but the failure by the Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

          Section 7.02  Regulatory Changes.  If in the
determination of any Bank (a) any Regulatory Change Enacted after the Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Eurodollar Rate Loan or Bid Rate Loan or the return to be earned by such Bank on any such Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making, funding or maintaining of, or such Bank's commitment to make, any such Loan or (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document and (b) such increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the applicable Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the applicable Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation.

          Section 7.03 Capital Requirements. If, in the determination of any Bank, such Bank or any Affiliate of such Bank is required, under Applicable Law, interpretations, directives, requests and guidelines (whether or not having the force of law), to maintain capital on account of any Loan or such Bank's commitment to make any Loan, then, upon request by such Bank, the applicable Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank.


          Section 7.04 Funding Losses. Each Borrower shall pay to each Bank, within 15 days after request by such Bank of such payment, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan or any payment or prepayment of a Bid Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or Bid Rate Loan, as the case may be, or (b) a Eurodollar Rate Loan or a Bid Rate Loan for any reason not being made or, in the case of a Eurodollar Rate Loan, converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the applicable Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

          Section 7.05 Certain Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank reasonably determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrowers, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrowers upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

          Section 7.06 Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that makes operable the provisions of clause (a)(iii), (a)(iv), (b)(i) or
(b)(ii) of Section 7.01 or entitles such Bank to make a claim under Section 1.13(a), 7.02 or 7.03, such Bank shall, if requested by a Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Agent and the Borrowers. Except in the case of a change in Lending Offices made at the request of a Borrower, the designation of a new Lending Office by any Bank shall not make operable the provisions of clause (a)(iii), (a)(iv), (b)(i) or
(b)(ii) of Section 7.01 or entitle such Bank to make a claim under Section 1.13(a), 7.02 or 7.03 if the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

          Section 7.07. Replacement of Banks. If (a) any Bank requests compensation pursuant to Section 1.13, 7.02 or 7.03, (b) such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Eurodollar Rate Loan shall be suspended pursuant to Section 7.01 or (c) such Bank, for reasons other than the determination by such Bank that the conditions to lending have not been fulfilled, does not make available any RC Loans requested pursuant to Section 1.02(a), EUA, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Notes to any bank or financial institution identified by the Borrower and consented to by the Agent (which consent shall not be unreasonably withheld or delayed) (i) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under
Section 7.04 as if all of such Bank's Loans were being prepaid in full on such date) and (ii) if such Bank being replaced has requested compensation pursuant to Section 1.13, 7.02 or 7.03, the aggregate compensation, if any, pursuant to Section 1.13,
7.02 or 7.03 with respect to such replaced Bank's Loans that could have been claimed by such proposed transferee had it been the Bank holding such Loans would not, at the time of the proposed transfer, be greater than the amount of such compensation requested by the Bank replaced. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 1.13, 7.02, 7.03, 7.04 and 10.02 (without duplication of any payments made to such Bank by the Borrowers or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 7.07 with respect to the time prior to such replacement.


                           ARTICLE 8

                            THE AGENT

          Section 8.01 Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the agent for such Bank under the Loan Documents with such powers as are delegated to the Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

          Section 8.02 Limitation on Agent's Liability. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. The Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by any Borrower to perform any of its obligations under the Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by the Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 8.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default with respect to any Borrower (other than the non-payment to it of principal of or interest on Loans or fees) unless the Agent has received notice from a Bank or such Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions with respect to the applicable Borrower or Borrowers, as the case may be, referred to in clauses (i) and (ii) of Section 6.02(a) or clauses
(A) and (B) of Section 6.02(b), respectively, if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Agent shall have received such directions, in the event of any Default, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

          Section 8.04 Rights as a Bank. Each Person acting as the Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers and their respective Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrowers and their respective Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

          Section 8.05 Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrowers hereunder), ratably on the basis of their respective Commitments, for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including the costs and expenses that the Borrowers are obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.10(b) or (b) they arise from gross negligence or willful misconduct by the Agent.

          Section 8.06 Non-Reliance on Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrowers and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Borrower or any Significant Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent under the Loan Documents, the Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of any Borrower or any Significant Subsidiary thereof or the Loan Documents that may come into the possession of the Agent or any of its Affiliates.

          Section 8.07 Resignation of the Agent. The Agent may at any time give notice of its resignation to the Banks and the Borrowers. Upon receipt of any such notice of resignation, the Required Banks may appoint a successor Agent; provided, that (a) such successor Agent shall have a combined capital and surplus equal to or greater than $500,000,000, and (b) EUA has consented to such successor Agent (such consent not to be unreasonably withheld or delayed); provided, however, that such consent by EUA shall not be required in the event that bankruptcy, insolvency or similar proceedings, whether voluntary or involuntary, have been commenced by or against EUA. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks and after consultation with EUA, appoint a successor Agent. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.



                           ARTICLE 9.

                            GUARANTY

          Section 9.01 Guaranty of Payment and Performance. The Guarantor hereby (a) guarantees to the Guaranteed Parties the due and punctual payment and performance of all of the Guaranteed Obligations in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise), or deemed to be due pursuant to Section 9.02, and
(b) agrees so to pay and perform the same when so due, or deemed to be due, upon demand; provided, however, that, at any time after June 30, 1998 and upon the event that (i) the Cogenex Coverage Ratio is equal to or greater than 1.1, (ii) Cogenex has had a positive Consolidated Net Income for the four most recently completed quarters (taken as a whole), and (iii) no Default by Cogenex under Section 6.02(d) has occurred and is continuing (determined as if the minimum amount of $10,000,000 was eliminated from such Section and without giving effect to any waiver that may have been granted by the holder or holders of any Indebtedness of Cogenex), the Guarantor shall have no further liability under this Article 9 after such time.

          Section 9.02  Continuance and Acceleration of
Guaranteed Obligations upon Certain Events.  If:

            (a) any Event of Default resulting in the automatic acceleration of any Guaranteed Obligations shall occur;

            (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment of any Guaranteed
     Obligations that would otherwise be required or permitted under the Loan Documents shall become effective; or

            (c) any Guaranteed Obligations shall be or be determined to be or become discharged (except as a result of the payment thereof in full), disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency) against Cogenex;

then (i) such Guaranteed Obligations shall, for all purposes hereunder, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against Cogenex and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the Post-Default Rate and (ii) the Guaranteed Parties may exercise all of the rights and remedies hereunder that would be available to them during an Event of Default.

          Section 9.03 Recovered Payments. The Guaranteed Obligations shall be deemed not to have been paid, observed or performed, and the Guarantor's obligations hereunder in respect thereof shall continue and not be discharged, to the extent that any payment thereof by Cogenex or the Guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of the Guaranteed Parties as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by the Guaranteed Parties (whether or not consented to by Cogenex, the Guarantor or any other guarantor) of any claim for any such recovery or payment over. The Guarantor hereby expressly waives, to the extent permitted by Applicable Law, the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder whenever such a recovery or payment over occurs.

          Section 9.04 Binding Nature of Certain Adjudications. The Guarantor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guaranteed Obligations, and by a judgment, award or decree entered therein, if the Guarantor shall have had the right, or shall have been given the opportunity, to participate in such action or proceeding, and shall have been given notice of such action or proceeding in time to exercise such right or avail itself of such opportunity, provided that the foregoing shall not limit any right that the Guarantor may have under Applicable Law to appeal any such adjudication.

          Section 9.05 Nature of Guarantor's Obligations. The Guarantor's obligations under the Loan Documents (a) are absolute and unconditional, (b) constitute a guaranty of payment and not a guaranty of collection, (c) are as primary obligor and not as a surety only, (d) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations and (e) shall be irrevocable.

          Section 9.06 No Release of Guarantor. THE OBLIGATIONS OF THE GUARANTOR HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to
Section 9.03, the payment, observance and performance of the Guaranteed Obligations or the satisfaction of the requirements contained in the proviso of Section 9.01), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not the Guarantor shall have received notice thereof):

          (a)(i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;

           (b)(i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any other guaranties of the Guaranteed Obligations;

           (c)(i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, any collateral now or hereafter securing the Guaranteed Obligations or any other guaranties thereof;

            (d) any termination of or change in any relationship between the Guarantor and Cogenex including any such termination or change resulting from a change in the ownership of the Guarantor or Cogenex or from the cessation of any commercial relationship between the Guarantor and Cogenex;

             (e) any exercise of, or any election not to exercise or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Guaranteed Parties, including
(i) any election not or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting election of remedies effected by the Guaranteed Parties, including the foreclosure upon any real estate constituting collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by the Guaranteed Parties in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Code; and

            (f) ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF THE GUARANTOR
HEREUNDER OR (ii), BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR THEREUNDER OR DISCHARGE THE GUARANTOR FROM ANY THEREOF.

          Section 9.07  Certain Waivers.  The Guarantor waives:

          (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against Cogenex or any collateral for the Guaranteed Obligations;

          (b) all defenses to, and all setoffs, counterclaims and claims of recoupment against, the Guaranteed Obligations that may at any time be available to Cogenex or the Guarantor;

          (c) (i) notice of acceptance of and intention to rely hereunder, (ii) notice of the making or renewal of any Loans of Cogenex or other extensions of credit to Cogenex hereunder and of the incurrence or renewal of any other Guaranteed Obligations,
(iii) notice of any of the matters referred to in Section 9.06 and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against the Guarantor hereunder, including any notice of default, demand, dishonor, presentment and protest;

            (d) diligence;

            (e) any defense based upon, arising out of or in any way related to (i) any claim that any sale or other disposition of any collateral for the Guaranteed Obligations was not conducted in a commercially reasonable fashion or that a public sale, should the Guaranteed Parties have elected so to proceed, was, in and of itself, not a commercially reasonable method of sale, (ii) any claim that any election of remedies by the Guaranteed Parties, including the exercise by the Guaranteed Parties of any rights against any collateral, impaired, reduced, released or otherwise extinguished any right that the Guarantor might otherwise have had against Cogenex or against any collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (iii) any claim based upon, arising out of or in any way related to any of the matters referred to in Section 9.07 and
(iv) any claim that the Loan Documents should be strictly construed against the Guaranteed Parties; and

           (f)  ALL OTHER DEFENSES UNDER ANY APPLICABLE LAW THAT
WOULD, BUT FOR THIS CLAUSE (f), BE AVAILABLE TO THE GUARANTOR AS
A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS LIABILITIES
AND OBLIGATIONS HEREUNDER.

          Section 9.08 Subordination of Rights Against Cogenex and Collateral. All rights that the Guarantor may at any time have against Cogenex or any collateral for the Guaranteed Obligations (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under Applicable Law or otherwise), and all obligations that Cogenex may at any time have to the Guarantor, arising by virtue of the Guarantor's obligations hereunder, any payment made pursuant thereto or the exercise by the Guaranteed Parties of their rights with respect to any collateral are hereby expressly subordinated to the prior payment, observance and performance in full of the Guaranteed Obligations. The Guarantor shall not enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 9.08 until the Guaranteed Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by the Guarantor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 9.08, such amount shall be held in trust by the Guarantor for the benefit of the Guaranteed Parties, not commingled with any of the Guarantor's other funds and forthwith paid over to the Guaranteed Parties, in the exact form received, together with any necessary endorsements, to be applied and credited against, or held as security for, the Guaranteed Obligations and the obligations of the Guarantor hereunder.


                           ARTICLE 10.

                          MISCELLANEOUS

          Section 10.01  Notices and Deliveries.    Manner of
Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.01(c), 1.02, 1.03(c), 1.05, 1.07, 1.15 and 6.02
may be by telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Agent has acted in reliance on such telephonic notice.

               (b) Addresses. All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

               (i)  if to any Borrower, to it, c/o EUA at:

                    One Liberty Square
                    Boston, Massachusetts 02107

                    Telecopier No.: 617-357-7320
                    Telephone No.: 617-357-9590

                    Attention:  Clifford J. Hebert, Jr.

               (ii) if to the Agent, to it at:

                    One Wall Street
                    New York, New York  10286

                    Telecopier No.:  212-635-7923
                    Telephone No.:   212-635-7581

                    Attention:  John Hall

                    with a copy to:

                    The Bank of New York
                    One Wall Street
                    New York, New York  10286

                    Telecopier No.:_______________
                    Telephone No.:_______________

                    Attention:___________________,

                              Agency Function Administration

              (iii) if to any Bank (including any Bank in its
                    capacity as Swing Loan Lender), to it at the address or telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrowers and the Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is a Borrower, the Agent and each Bank, (y) if the party to which such information pertains is the Agent, the Borrowers and each Bank and (z) if the party to which such information pertains is a Bank, the Borrowers and the Agent.

              (c) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Agent to any of the Borrowers under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the respective Borrower, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.15 and Article 5 shall not be deemed given or delivered until received by the officer of the Agent or such Bank responsible, at the time, for the administration of this Agreement.

              (d) Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Agent or the Banks to the Borrowers of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrowers in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

          Section 10.02  Expenses; Indemnification.  Whether or
not any Loans are made hereunder, the Borrowers hereby agree, jointly and severally, to:

          (a) subject to Section 1.13, pay or reimburse the Agent, each Swing Loan Lender and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

          (b) pay or reimburse the Agent for all reasonable costs and expenses (including fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Agent) incurred by the Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Agent, the Swing Loan Lenders or the Banks under or related to the Loan Documents or (B) the performance of any of the obligations of the Agent, the Swing Loan Lenders or the Banks under or related to the Loan Documents or (iii) protecting, preserving, exercising or enforcing any of the rights of the Agent, the Swing Loan Lenders or the Banks under or related to the Loan Documents;

          (c) pay or reimburse each Swing Loan Lender and each Bank for all reasonable costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Bank or such Swing Loan Lender) incurred by such Bank or such Swing Loan Lender in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of its rights under or related to the Loan Documents; and

          (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or a Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on any Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting gross negligence or willful misconduct.

          Section 10.03 Amounts Payable Due upon Request for Payment. All amounts payable by the Borrowers under Section
10.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof and upon furnishing to EUA a certificate outlining in reasonable detail the computation of such amounts claimed.

          Section 10.04 Remedies of the Essence. The various rights and remedies of the Agent, the Swing Loan Lenders and the Banks under the Loan Documents are of the essence of those agreements, and the Agent, the Swing Loan Lenders and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

          Section 10.05 Rights Cumulative. Each of the rights and remedies of the Agent, the Swing Loan Lenders and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

          Section 10.06 Confidentiality. Each of the Agent, the Banks and the Swing Loan Lenders agrees to exercise all reasonable efforts to keep any information made available to such Person by any of the Borrowers or the Guarantor confidential from anyone other than persons employed or retained by the Agent, such Bank or Swing Loan Lender; provided, however, that nothing herein shall prevent the Agent, any Bank or either Swing Loan Lender from disclosing such information (a) to any Affiliate of the Agent, such Bank or Swing Loan Lender or to any other Bank, if such Affiliate, prior to such disclosure, agrees for the benefit of the Borrowers to comply with the provisions of this Section 10.06, (b) upon the order of any court or administrative agency,
(c) upon the request or demand of any regulatory agency or authority having jurisdiction over the Agent, such Bank or Swing Loan Lender, (d) that has been publicly disclosed, (e) in connection with any litigation relating to the Loans, this Agreement or any transaction contemplated hereby to which any Bank, any Swing Loan Lender or the Agent may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to the Agent's, such Bank's or Swing Loan Lender's legal counsel and independent auditors and (h) to any actual or proposed participant or assignee of all or any part of its Loans hereunder, if such other Person, prior to such disclosure, agrees for the benefit of the Borrowers to comply with the provisions of this Section 10.06.

          Section 10.07 Amendments; Waivers. Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Agent or a Swing Loan Lender are affected thereby, by the Agent or such Swing Loan Lender, as the case may be, and, in the case of an amendment, by the Borrowers; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (a) changes the amount of such Bank's Commitment, (b) reduces the principal of or the rate of interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, (c) postpones any date fixed for any payment of principal of or interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, (d) releases the Guarantor from any or all of its obligations under Section 9.01 or (e) amends Section 1.14,
Article 2 (in connection with the initial Loans hereunder), this
Section 10.07, Section 10.09, the definition of "Required Banks" or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Agent, a Swing Loan Lender or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Agent, a Swing Loan Lender or any Bank under the Loan Documents or Applicable Law.

          Section 10.08 Set-Off. The Agent, each Swing Loan Lender and each Bank is hereby authorized by each of the Borrowers, at any time and from time to time, without notice, during any Event of Default, to set off against, and to appropriate and apply to the payment of, the amount owed by a Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Agent, a Swing Loan Lender or a Bank and without reduction thereof on account of any participation that any such Bank may have granted pursuant to
Section 10.10(b)) any and all amounts owing by such Person to such Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States).

          Section 10.09 Sharing of Recoveries. Each Bank agrees that, if, for any reason, including as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (b) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Liability, which Liability constitutes "debt" under Section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act or the Uniform Fraudulent Transfer Act, owed by it to a Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (c) the allocation of payments by the Agent or a Borrower in a manner contrary to the provisions of
Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, however, that no such participation shall be deemed to have been so purchased in any Bid Rate Loans of any of the other Banks; and provided, further, that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of a Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrowers expressly consent to the foregoing arrangements and agree that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.09 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 10.02 and 10.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrowers were directly indebted to the holder of such participation for Loans in the amount of such participation.



          Section 10.10 Assignments and Participations. (a) Assignments. (i) None of the Borrowers may assign any of its rights or obligations under the Loan Documents without the prior written consent of each Bank, and no assignment of any such obligation shall release any Borrower therefrom unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which such Borrower is to be released.

               (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more Persons; provided that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by EUA (unless an Event of Default specified in Section 6.01(f) with respect to a Borrower exists) and the Agent (such consents not to be unreasonably withheld or delayed), (B) a Notice of Assignment with respect to such assignment, duly executed by the assignor and the assignee, shall have been given to the Borrowers and the Agent and (C) except in the case of an assignment by the Bank that is the Agent, the Agent shall have been paid an assignment fee of $3,500. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, each Borrower shall, against (except in the case of a partial assignment) receipt of the existing Notes by it of the assignor Bank, issue new Notes to the assignee Bank.

          (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrowers, the Agent or any other Bank. Each holder of a participation in any rights under the Loan Documents may exercise any and all rights of set-off with respect to such participation as fully as though the Borrowers were directly indebted to the holder of such participation for Loans in the amount of such participation. No holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation to the extent that they exceed the amounts that would have been payable to the Bank that granted such participation if such participation had not been granted, including, but not limited to, amounts payable under Section 1.13, 7.02 or 7.03. Each Bank selling or granting a participation shall indemnify the Borrowers and the Agent for any Taxes and Liabilities that they may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation. In the event of any such grant by any Bank of a participating interest, such Bank shall remain responsible for the performance of its obligations hereunder and under the Loan Documents, and the Borrowers, the Agent and the other Banks shall deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, provided, however, that such Bank shall be entitled to agree with the holder of any such participation that such Bank shall not, without the consent of such holder, agree to any amendment or waiver that would have any of the effects described in the proviso of Section 10.07, to the extent that such holder would be affected thereby.

          Section 10.11 Governing Law. The rights and duties of the Borrowers, the Agent, the Swing Loan Lenders and the Banks under this Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          Section 10.12 Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against a Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, each Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Agent, a Swing Loan Lender, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Agent, a Swing Loan Lender, any Bank or any other Indemnified Person to bring proceedings against a Borrower in the courts of any other jurisdiction. Any judicial proceeding by a Borrower against the Agent, a Swing Loan Lender or any Bank involving any Loan Document Related Claim shall be brought only in a court located in, in the case of the Agent or a Swing Loan Lender, the City and State of New York and, in the case of a Bank, the jurisdiction in which such Bank's principal United States office is located. THE BORROWERS, THE AGENT, THE SWING LOAN LENDERS AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

          Section 10.13 Severability of Provisions. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

          Section 10.14  Counterparts.  This Agreement may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

          Section 10.15 Survival of Obligations. Except as otherwise expressly provided therein, the rights and obligations of the Borrowers, the Agent, the Swing Loan Lenders, the Banks and the other Indemnified Persons under the Loan Documents shall survive the Repayment Date.

          Section 10.16 Entire Agreement. This Agreement and the Notes embody the entire agreement among the Borrowers, the Agent, the Swing Loan Lenders, and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 10.17  Successors and Assigns.  All of the
provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                           ARTICLE 11

                         INTERPRETATION

          Section 11.01  Defined Terms.  For the purposes of this
Agreement:

          "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

          "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing
(a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

          "Affiliate" means, with respect to a Person, any other
Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of any of the Borrowers.


          "Agent" means The Bank of New York, as agent for the Banks under the Loan Documents, and any successor Agent appointed pursuant to Section 8.07.

          "Agent's Fee Letter" means the letter agreement among the Borrowers and The Bank of New York providing for certain fees to be paid to the Agent in connection with this Agreement.

          "Agent's Office" means the address of the Agent specified in or determined in accordance with the provisions of
Section 10.01(b).

          "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto.

          "Agreement Date" means the date set forth as such on the signature pages hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective and the Banks first became committed to make the Loans and other extensions of credit contemplated by this Agreement. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

          "Applicable Facility Fee Percentage" means, for any day, (a) if the S&P Rating is not lower than A- or the Moody's Rating is not lower than A3, 0.100% per annum; (b) if (i) the S&P Rating is lower than A- but not lower than BBB or the Moody's Rating is lower than A3 but not lower than Baa2 and (ii) clause
(a) above is not applicable, 0.125% per annum; (c) if (i) the S&P Rating is BBB- or the Moody's Rating is Baa3 and (ii) clauses (a) and (b) above are not applicable, 0.175% per annum; and (d) if the S&P Rating is BB+ or lower and the Moody's Rating is Ba1 or lower, 0.300% per annum.

          "Applicable Law" means, with respect to any Person, anything in Section 10.11 to the contrary notwithstanding, (a) all common law and principles of equity applicable to such Person and (b) all provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and (iii) orders, decisions, judgments and decrees applicable to such Person.

          "Applicable Margin" means, for any day, (a) if the S&P Rating is not lower than A- or the Moody's Rating is not lower than A3, 0.150% per annum; (b) if (i) the S&P Rating is lower than A- but not lower than BBB or the Moody's Rating is lower than A3 but not lower than Baa2 and (ii) clause (a) above is not applicable, 0.250% per annum; (c) if (i) the S&P Rating is BBB-or the Moody's Rating is Baa3 and (ii) clauses (a) and (b) above are not applicable, 0.325% per annum; and (d) if the S&P Rating is BB+ or lower and the Moody's Rating is Ba1 or lower, 0.450% per annum.


          "Asset Disposition Percentage" means, with respect to any Borrower at any time, the following: (a) if the aggregate amount of the Cash Flow Percentages of all assets of such Borrower or any Significant Subsidiary thereof sold or otherwise disposed of subsequent to the Agreement Date pursuant to one or more Required Asset Sales is at any time equal to or less than 20%, the Asset Disposition Percentage shall be 0%, (b) if such aggregate amount is at any time greater than 20% but equal to or less than 50%, the Asset Disposition Percentage shall be such aggregate percentage, and (c) if such aggregate amount is at any time greater than 50%, the Asset Disposition Percentage shall be 100%.

          "Availability" means, at any time, (a) with respect to Cogenex, $75,000,000, (b) with respect to each of Ocean State and Service, (i) $10,000,000 minus (ii) the product of (A) $10,000,000 and (B) such Borrower's Asset Disposition Percentage at such time, (c) with respect to Newport, (i) $30,000,000 minus
(ii) the product of (A) $30,000,000 and (B) Newport's Asset Disposition Percentage at such time and (d) with respect to each other Borrower, the lesser of (i) the aggregate amount of the Commitments at such time and (ii) (A) the aggregate amount of the Commitments on the Agreement Date minus (B) the product of (1) the aggregate amount of the Commitments on the Agreement Date and
(2) such Borrower's Asset Disposition Percentage at such time.

          "Bank" means (a) any Person listed on the signature pages hereof following the Agent and (b) any Person (other than the Borrower or any of its Affiliates) that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.10(a).

          "Bank Tax" means any net income or franchise tax imposed upon any Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending
Offices is located.

          "Base Financial Statements" means the most recent, audited, consolidated balance sheet of EUA and its Consolidated Subsidiaries referred to in Schedule 5.02(a) and the related statements of income, retained earnings and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

          "Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus
1/2%.

          "Base Rate Loan" means any RC Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.


          "Benefit Plan" of any Person, means, at any time, any "pension plan" as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA.

          "Bid Rate Loan" means any amount advance by a Bank pursuant to Section 1.01(b).

          "Bid Rate Loan Date" means the requested date for the making of a Bid Rate Loan, as specified by the applicable
Borrower in accordance with Section 1.02(b)(i).

          "Bid Rate Note" means a promissory note in the form of Exhibit B.

          "Blackstone" means Blackstone Valley Electric Company, a Rhode Island corporation.

          "Borrower" means EUA, Blackstone, Eastern, Montaup,
Newport, Cogenex, Ocean State, or Service; "Borrowers" means each of the Borrowers, individually and collectively.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

          "Capital Security" means, with respect to any Person,
(a) any share of capital stock of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

          "Capitalization" means, as of any date of determination, with respect to EUA, Cogenex or a Regulated Borrower and their respective Consolidated Subsidiaries, in each case determined on a consolidated basis, an amount equal to the sum of (a) the total principal amount of all Indebtedness (including any Mandatorily Redeemable Stock) of EUA, Cogenex or such Regulated Borrower, as the case may be, and their respective Consolidated Subsidiaries outstanding on such date and (b) Consolidated Net Worth as of such date.

          "Cash Flow Percentage" means, as of the date of any Required Asset Sale by a Borrower or a Significant Subsidiary thereof, the ratio, expressed as a percentage, derived by dividing (a) the portion of Consolidated EBITDA for the four consecutive fiscal quarters of such Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date attributable to the assets sold or otherwise disposed of pursuant to such Required Asset Sale by (b) Consolidated EBITDA of such Borrower for such period.

          "Code" means the Internal Revenue Code of 1986.


          "Cogenex" means EUA Cogenex Corporation, a
Massachusetts corporation.

          "Cogenex Capitalization" means, at any time, the Capitalization of Cogenex at such time.

          "Cogenex Coverage Ratio" means, at any time, the ratio of (a) the sum of (i) the present value, determined by Cogenex in a manner satisfactory to the Agent, of the promissory notes, lease receivables, equipment receivables and other similar assets owned by or otherwise owing to Cogenex at such time in connection with energy projects and related investments and activities of Cogenex and (ii) the net working capital of Cogenex at such time to (b) the aggregate amount of Cogenex's Indebtedness at such time.

          "Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced or increased from time to time pursuant to Section 1.07 or Section
1.15 or increased or reduced from time to time pursuant to assignments in accordance with Section 10.10(a), or (b) as the context may require, the obligation of such Bank to make RC Loans in an aggregate unpaid principal amount not exceeding such amount.

          "Consolidated EBITDA" means, with respect to a Borrower for any period, the sum of (a) Consolidated Net Income of such Borrower for such period and (b) to the extent deducted in determining Consolidated Net Income for such period, interest expense, income tax expense, depreciation expense and amortization expense.

          "Consolidated Indebtedness" means, with respect to any Person, the consolidated Indebtedness of such Person and its Consolidated Subsidiaries.

          "Consolidated Net Income" means, with respect to any Borrower, for any period, the amount of consolidated net income of such Borrower and its Consolidated Subsidiaries for such period (taken as a cumulative whole) provided that there shall be excluded: (a) any net income (or net loss) of a Consolidated Subsidiary of such Borrower (i) for any period during which it was not a Consolidated Subsidiary or (ii), in case of any such net income, to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary is not at the time permitted by operation of the terms of any Contract or Applicable Law; (b) any net income (or net loss) of any Person (other than a Consolidated Subsidiary) in which such Borrower or any Consolidated Subsidiary thereof has an ownership interest, except to the extent that any such income has actually been received by such Borrower or Subsidiary in the form of cash dividends or similar distributions; (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period; (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related charges for taxes thereon; (e) any net gain arising from the collection of the proceeds of any insurance policy; (f) any write-up of any asset; (g) any net gains resulting from the extinguishment or defeasance of any Indebtedness; (h) any earnings from discontinued businesses; and (i) any extraordinary gains or losses.

          "Consolidated Net Worth" means the sum of the capital stock (excluding treasury stock and capital stock subscribed for and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus) accounts of EUA or Cogenex, as the case may be, and its Consolidated Subsidiaries appearing on a consolidated balance sheet of such Borrower and its Consolidated Subsidiaries prepared as of the date of determination in accordance with Generally Accepted Accounting Principles, after eliminating all intercompany transactions and all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

          "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of EUA.

          "Contract" means (a) any agreement, including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and
(d) any by-law.

          "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Dollars" and the sign "$" mean lawful money of the United States of America.

          "Domestic Lending Office" of any Bank or a Swing Loan Lender means (a) the branch or office of such Bank or such Swing Loan Lender set forth below such Bank's or such Swing Loan Lender's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrowers and the Agent with respect to such assignment or (b) such other branch or office of such Bank or such Swing Loan Lender designated by such Bank or such Swing Loan Lender from time to time as the branch or office at which its Base Rate Loans or Swing Loans, as the case may be, are to be made or maintained.

          "Eastern" means Eastern Edison Company, a Massachusetts corporation.

          "Enacted", as applied to a Regulatory Change, means the date such Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or
(b) enacted, adopted, issued or proposed before or after the Agreement Date.

          "ERISA" means the Employee Retirement Income Security
Act of 1974.

          "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

          "EUA" means Eastern Utilities Associates, a
Massachusetts voluntary association.

          "EUA Capitalization" means, at any time, the Capitalization of EUA at such time.

          "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          "Eurodollar Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrowers and the Agent with respect to such assignment or
(b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

          "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Agent (rounded upward, if necessary, to the next higher 1/16 of 1%) to be the rate at which The Bank of New York offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of The Bank of New York to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

          "Eurodollar Rate Loan" means any RC Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          "Event of Default" means any of the events specified in
Section 6.01.

          "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.14.

          "Existing Indebtedness" means, in the case of any Borrower or any Significant Subsidiary thereof, (a) any Indebtedness of such Person outstanding on the Agreement Date, to the extent set forth on Schedule 4.09, and (b) any Indebtedness of such Person constituting a renewal, extension or refunding of any Existing Indebtedness of such Person, but only if (i) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist, (ii) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded and (iii) such Indebtedness bears interest at a rate per annum not exceeding the rate borne by the Indebtedness so renewed, extended or refunded except for any increase that is commercially reasonable at the time such Indebtedness is incurred.

          "Extension Notice" means a written notice whereby EUA requests an extension of the Termination Date pursuant to Section
1.16.

          "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such bank.

          "Funded Current Liability Percentage" has the meaning ascribed to that term in Code Section 412(l)(8)(b).

          "Generally Accepted Accounting Principles" means (a) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

          "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

          "Guaranteed Obligations" means all indebtedness, liabilities and obligations of Cogenex (including in its capacity as a "debtor in possession" under the Bankruptcy Code) due or owing to, or in favor or for the benefit of, the Guaranteed Parties under the Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, and whether or not
(a) due or owing to, or in favor or for the benefit of, Persons that are Guaranteed Parties as of the Agreement Date or that become Guaranteed Parties by reason of any succession or assignment at any time thereafter, (b) ARISING OR ACCRUING BEFORE OR AFTER THE FILING BY OR AGAINST COGENEX OF A PETITION UNDER THE BANKRUPTCY CODE OR (c) ALLOWABLE UNDER SECTION 502(b)(2) OF THE BANKRUPTCY CODE.

          "Guaranteed Parties" means all Persons that are, or at any time were, the Agent, a Swing Loan Lender, a Bank or any other Indemnified Person.

          "Guarantor" means EUA.

          "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or
(b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

          "Increase Date" means the date requested by EUA on which the Banks would increase the aggregate Commitments, as such date is specified in the applicable Increase Notice.

          "Increase Notice" means a notice of a requested increase in the aggregate Commitments, substantially in the form of Schedule 1.15(a).

          "Indebtedness" of any Person means, without duplication, (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof,
(g) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (h) any Indebtedness of others Guaranteed by such Person, including any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a Guaranty issued by such other Person.

          "Indemnified Person" means any Person that is, or at any time was, the Agent, a Swing Loan Lender, a Bank, an Affiliate of the Agent (including BNY Capital Markets, Inc.), a
Swing Loan Lender or a Bank or a director, officer, employee or agent of any such Person.

          "Information" means data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other information.

          "Interest Payment Date" means the last day of March, June, September and December of each year.

          "Interest Period" means (a) a period commencing, in the case of a Bid Rate Loan, on the date of the making of such Loan and ending on the last day of the Interest Period specified therefor in accordance with Section 1.02(b)(ii) and (b) a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first week thereafter or the first, second, third or sixth calendar month thereafter, except that (x) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (y) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

          "Lending Office" of any Bank means the Domestic Lending
Office or the Eurodollar Lending Office of such Bank.

          "Liability" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

          "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means an RC Loan, a Bid Rate Loan or a Swing
Loan.

          "Loan Document Related Claim" means any claim or dispute (whether arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

          "Loan Documents" means this Agreement and the Notes and all other agreements, documents and instruments relating to, arising out of, or in any way connected with this Agreement and the Notes.

          "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

          "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, condition (financial or otherwise), results of operations or business prospects, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of any Borrower.

          "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in
(a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

          "Montaup" means Montaup Electric Company, a
Massachusetts corporation.

          "Moody's" means Moody's Investors Service, Inc.

          "Moody's Rating" means, at any time, the rating of the first mortgage bonds of Eastern, as most recently announced by Moody's.

          "Multiemployer Benefit Plan" of any Person, means, a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which such Person is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Newport" means Newport Electric Corporation, a Rhode
Island corporation.


          "Non-US Bank" means a Person that is not a United
States Person and that is not described in Section 881(c)(3) of the Code.

          "Note" means any RC Note, Bid Rate Note or Swing Note.

          "Notice of Assignment" means any notice to the Borrowers and the Agent with respect to an assignment pursuant to
Section 10.10(a) in the form of Schedule 10.10(a).

          "Ocean State" means EUA Ocean State Corporation, a
Rhode Island corporation.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permitted Indebtedness" means Indebtedness of the Borrowers in an aggregate principal amount, together with any such other Indebtedness of each of the other Borrowers, not exceeding $25,000,000 outstanding at any time in the aggregate for all of the Borrowers.

          "Permitted Lien" means (a) any Lien securing and only securing the obligations of a Borrower under the Loan Documents;
(b) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.04 and foreclosure, distraint, sale or other similar proceedings either have not commenced or are being duly contested in good faith by appropriate proceedings and for which adequate reserves have been set aside and are properly recorded in the books and records of such Borrower in accordance with Generally Accepted Accounting Principles; (c) any Lien on the properties and assets of a Subsidiary of a Borrower securing an obligation owing to such Borrower; (d) any Lien made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (e) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings that has been in existence for less than 20 days after the entry thereof or with respect to which the execution or enforcement thereof has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance; (f) any Lien existing on (i) any property or asset of any Person at the time such Person becomes a Subsidiary or (ii) any property or asset at the time such property or asset is acquired by a Borrower or a Subsidiary, but only, in the case of either (i) or (ii), if and so long as
(A) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired,
(B) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset and (C) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired; (g) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.10, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (h) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (i) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to improvements thereafter erected on such property or asset and (ii) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset; (i) any Lien securing the performance by a Borrower of any public tenders; (j) any Lien constituting an easement, right-of-way, zoning or other similar restriction on the use of real property of a Borrower; or (k) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (f), (g), (h) or (k) of this definition, but only if (i) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (ii) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (iii) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (iv) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

          "Permitted Restrictive Covenant" means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of a Borrower if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in Section 4.10 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith, (d) any covenant or restriction described in Schedule 4.16, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, or (e) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause
(b), (c), (d) or (e), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

          "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

          "Post-Default Rate" means the rate otherwise applicable under Section 1.03(a) (excluding the last sentence thereof) plus
2%.

          "Prime Rate" means the prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

          "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

          "Pro Rata Share" means, with respect to any Bank at any time, the percentage of the aggregate amount of the Commitments at such time that is represented by such Bank's Commitment at such time.

          "Purchase Money Indebtedness" means (a) Indebtedness of a Borrower or any Significant Subsidiary thereof that is incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that such Indebtedness is incurred within 90 days after such purchase, or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

          "RC Loan" means any amount advanced by a Bank pursuant to Section 1.01(a).

          "RC Loan Date" means the requested date for the making of a Base Rate Loan or a Eurodollar Rate Loan, as specified by the applicable Borrower in accordance with Section 1.02(a)(i).

          "RC Note" means a promissory note in the form of Exhibit A.

          "Regulated Borrower" means Blackstone, Eastern, Montaup or Newport.

          "Regulated Borrower Capitalization" means, at any time, the Capitalization of a Regulated Borrower at such time.


          "Regulation D" means Regulation D of the Board of
Governors of the Federal Reserve System.

          "Regulation U" means Regulation U of the Board of
Governors of the Federal Reserve System.

          "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

          "Repayment Date" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

          "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

          "Representation and Warranty" means any representation or warranty made by a Borrower pursuant to or under (a) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE APPLICABLE BORROWER.

          "Required Asset Sale" means, with respect to any Borrower, any sale, lease or other disposition of any or all assets of such Borrower or any Significant Subsidiary thereof pursuant to and as required by Applicable Law.

          "Required Banks" means, at any time, Banks having more than 51% of the aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having more than 51% of the aggregate amount of the Loans outstanding.

          "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

          "Service" means EUA Service Corporation, a
Massachusetts corporation.

          "S&P" means Standard & Poor's (a division of The
McGraw-Hill Companies).

          "S&P Rating" means, at any time, the rating of the first mortgage bonds of Eastern, as most recently announced by S&P.

          "Significant Subsidiary" means, at any time, a Subsidiary of a Borrower, that accounts for more than 10% of such Borrower's average annual consolidated operating income for the 24 month period ending on, or most recently ended prior to, such date; unless otherwise specified, "Significant Subsidiary" means a Significant Subsidiary of EUA.

          "Subsidiary" means, with respect to any Person, any other Person (a) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of EUA.

          "Swing Loan" means an amount advanced by a Swing Loan
Lender pursuant to Section 1.01(c) hereof.

          "Swing Loan Lender" means The Bank of New York or Fleet
National Bank; "Swing Loan Lenders" means each of The Bank of New
York and Fleet National Bank, individually and collectively.

          "Swing Note" means any promissory note in the form of Exhibit C.

          "Tax" means any Federal, State or foreign tax, assessment or other governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

          "Termination Date" means the third anniversary of the Agreement Date.

          "Termination Event" means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan,
(b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

          "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-week Interest Period, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Each Bid Rate Loan having an Interest Period different from that of any other Bid Rate Loan shall also be a different "Type" of Loan. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (x) and (y) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

          "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

          "United States Person" means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

          Section 11.02 Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to EUA shall be deemed to include such Person in each of its capacities hereunder, including as a Borrower and the Guarantor, (iii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iv) to any Loan Document or Contract defined or referred to herein or in any other Loan Document shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Each authorization in favor of the Agent, the Swing Loan Lenders, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

          (f) Except as otherwise specified herein, all references to the time of day shall be deemed to be to New York
City time as then in effect.

          Section 11.03 Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by a Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on a Borrower's financial statements.

          Section 11.04 Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

          Section 11.05 Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

          Section 11.06 Interpretation of Related Documents. Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 11.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                              EASTERN UTILITIES ASSOCIATES



                              By ______________________
                                 Name:
                                 Title:

                              BLACKSTONE VALLEY ELECTRIC COMPANY



                              By _______________________
                                 Name:
                                 Title:

                              EASTERN EDISON COMPANY



                              By ________________________
                                 Name:
                                 Title:

                              MONTAUP ELECTRIC COMPANY




                              By ________________________
                                 Name:
                                 Title:

                              NEWPORT ELECTRIC CORPORATION



                              By _________________________
                                 Name:
                                 Title:

                              EUA COGENEX CORPORATION




                              By _________________________
                                 Name:
                                 Title:


                              EUA OCEAN STATE CORPORATION



                              By ________________________
                                 Name:
                                 Title:

                              EUA SERVICE CORPORATION



                              By __________________________
                                 Name:
                                 Title:

                              BNY CAPITAL MARKETS, INC.,
                                as Arranger



                              By __________________________
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK,
                                 as Agent and as a Bank



                              By _________________________
                                 Name:
                                 Title:


                              [BANK]



                              By ________________________
                                 Name:
                                 Title:


                              [BANK]



                              By _______________________
                                 Name:
                                 Title:


                              Agreement Date:

                                                          ANNEX A





Banks, Lending Offices
 and Notice Addresses                   Commitments

THE BANK OF NEW YORK                    $


Domestic Lending Office:



[name and address]



Eurodollar Lending Office:



[name and address]



Notice Address:


[name and address]



Telex No.:
Telecopy No.:
Telephone No.:

Attention:

                                                          ANNEX A





Banks, Lending Offices
 and Notice Addresses                   Commitments

[BANK]


Domestic Lending Office:



[name and address]



Eurodollar Lending Office:



[name and address]



Notice Address:


[name and address]



Telex No.:
Telecopy No.:
Telephone No.:

Attention:

                                             Schedule 1.01(c)(ii)


               NOTICE OF BORROWING FOR SWING LOANS



[Name and address
  of Swing Loan Lender in
  accordance with Section 10.01(b)]

[Name and address
  of Agent in accordance with
  Section 10.01(b)]


Date:


Gentlemen:


          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). The undersigned hereby confirms its telephonic notice given pursuant to Section 1.01(c)(ii) of the Credit Agreement of its request to have the following Swing Loans made to it on [insert requested date of borrowing]:

Amount of Swing Loan       Interest Rate          Interest Payment Date

____________________       ______________         _____________________

____________________       ______________         _____________________

____________________       ______________         _____________________



          [Please disburse the proceeds of the Swing Loans by [insert requested method of disbursement].]1

          The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]2
(i) each Representation and Warranty is true and correct in all material respects at and as of the date hereof and (except to the extent the undersigned gives notice to the Swing Loan Lender and the Agent to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Swing Loans) will be true and correct in all material respects at and as of the time the Swing Loans are made, in each case both with and without giving effect to the Swing Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Swing Loans or from the application of the proceeds thereof if the Swing Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Swing Loan Lender and the Agent to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Swing Loans) no Default will have occurred and be continuing at the time the Swing Loans are to be made or would result from the making of the Swing Loans or from the application of the proceeds thereof.


                              [NAME OF APPLICABLE BORROWER]


                              By ______________________,
                                 Name:
                                 Title:




_____________________

1. Include and complete this sentence if the proceeds of the requested Swing Loans are to be disbursed in a manner other than by credit to an account of the applicable Borrower at the Swing Loan Lenders's Domestic Lending Office.

2.   If the representation and warranty in either clause (b)(i) or
     (b)(ii) would be incorrect and, in the case of clause (b)(i), incorrect in any material respect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.


                                              Schedule 1.02(b)(i)


                NOTICE OF BORROWING FOR RC LOANS



[Name and address
  of Agent in accordance with
  Section 10.01(b)]


Date:


Gentlemen:


          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.02(a) of the Credit Agreement of its request to have the following RC Loans made to it on [insert requested date of borrowing]:

               Type of RC Loan1                    Amount

     _________________________________         ______________

     _________________________________         ______________

     _________________________________         ______________



          [Please disburse the proceeds of the RC Loans by [insert requested method of disbursement].]2

          The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]3
(i) each Representation and Warranty is true and correct in all material respects at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) will be true and correct in all material respects at and as of the time the RC Loans are made, in each case both with and without giving effect to the RC Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the RC Loans or from the application of the proceeds thereof if the RC Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) no Default will have occurred and be continuing at the time the RC Loans are to be made or would result from the making of the RC Loans or from the application of the proceeds thereof.


                              [NAME OF APPLICABLE BORROWER]


                              By ______________________
                                 Name:
                                 Title:




_____________________

1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

2. Include and complete this sentence if the proceeds of the requested RC Loans are to be disbursed in a manner other than by credit to an account of the applicable Borrower at the Agent's Office.

3.   If the representation and warranty in either clause (b)(i) or
     (b)(ii) would be incorrect and, in the case of clause (b)(i), incorrect in any material respect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                - 1 -
                                                    Schedule 1.02(b)(i)


                      REQUEST FOR BID RATE LOANS

[Name and address
  of Agent in accordance with
  Section 10.01(b)]

Date:

Gentlemen:

          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement").

          Pursuant to Section 1.02(b)(i) of the Credit Agreement, the undersigned hereby requests to have the following Bid Rate Loans made to it on the date and upon the terms specified below:

          (a) The date on which the requested Bid Rate Loan shall be made is ____________; and

          (b) The principal amount of the requested Bid Rate Loan is $____________; and

          (c) The Interest Period for the requested Bid Rate Loan shall end on ____________.


          The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]1
(i) each Representation and Warranty is true and correct in all material respects at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Bid Rate Loans) will be true and correct in all material respects at and as of the time the Bid Rate Loans are made, in each case both with and without giving effect to the Bid Rate Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Bid Rate Loans or from the application of the proceeds thereof if the Bid Rate Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Bid Rate Loans) no Default will have occurred and be continuing at the time the Bid Rate Loans are to be made or would result from the making of the Bid Rate Loans or from the application of the proceeds thereof.


                              [NAME OF APPLICABLE BORROWER]

                              By ______________________,
                                 Name:
                                 Title:




_____________________

1.   If the representation and warranty in either clause (b)(i) or
     (b)(ii) would be incorrect and, in the case of clause (b)(i), incorrect in any material respect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                   Schedule 1.02(b)(ii)


                      FORM OF BID RATE LOAN OFFER

[Name and address
  of Agent in accordance with
  Section 10.01(b)]

Date:


Gentlemen:

          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). In response to your request for Bid Rate Loans dated ___________, 19__, the undersigned hereby offers to make the following Bid Rate Loan(s) in the amount(s) and at the rate(s) set forth below for the indicated Interest Periods (the last day of such Interest Periods referred to hereafter as a "Bid Rate Maturity Date").


                          Bid Rate Maturity Dates

                              Bid Rate Loans

Amount1/   Interest Rate2/  Amount1/   Interest Rate2/ Amount1/    Interest Rate2/

[Min:   ]/1                 [Max:   ]/1                [Max:   ]/1
[Max:   ]/1                 [Min:   ]/1                [Min:   ]/1
___________ _____________   ___________ ____________  ____________ _______________

[Min:   ]/1                 [Max:   ]/1                [Max:   ]/1
[Max:   ]/1                 [Min:   ]/1                [Min:   ]/1
___________ _____________   ___________ ____________  ____________ _______________

[Min:   ]/1                 [Max:   ]/1                [Max:   ]/1
[Max:   ]/1                 [Min:   ]/1                [Min:   ]/1
___________ _____________   ___________ ____________  ____________ _______________


provided that the aggregate principal amount of Bid Rate Loans for which the above offers may be accepted shall not exceed
[$             ].3

          We agree that the offer(s) set forth above, subject to the satisfaction of the conditions set forth in Section 2.02 of the Credit Agreement, irrevocably obligate the undersigned to make the Bid Rate Loan(s) for which such offers are accepted, in whole or in part.



                                   [NAME OF BANK]



                                   By ___________________________
                                      Name:
                                      Title:




________________________________________________

1. (a) Principal amount offered for each Bid Rate Maturity Date may not exceed principal amount requested.

     (b) Not more than three offers may be made with respect to each Bid Rate Maturity Date.

     (c) The Bank may specify maximum and minimum amounts that may be accepted.

2. Specify rate of interest per annum and state it as a decimal to the nearest 1/10,000 of 1%.

3. Include and specify aggregate limitation if the sum of individual offers exceeds the amount the Bank is willing to lend.

                                             Schedule 1.03(c)(iv)

              NOTICE OF CONVERSION OR CONTINUATION


[Name and address
  of Agent in accordance with
  Section 10.01(b)]

Date:

Gentlemen:

          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the RC Loans specified below into or as RC Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:

                                               Converted
RC Loans to be Converted or Continued     or Continued RC Loans

                 Last Day of
 Type              Current                       Type
of RC Loan1    Interest Period   Amount    of RC Loan1 Amount








          The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.

                              [NAME OF APPLICABLE BORROWER]

                              By
                                 Name:
                                 Title:

____________________

1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month
     Eurodollar Rate).

                                             Schedule 1.05(a)

                    NOTICE OF PREPAYMENT



[Name and address
  of Agent in accordance with
  Section 10.01(b)]

Date:

Gentlemen:

          Reference is made to the Credit Agreement, dated as of _____________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.05(a) of the Credit Agreement that it will prepay the [RC Loans] [Swing Loans] specified below on [insert date of prepayment]:

                              Last Day of
   [Type of RC Loan1]           Current
   [Swing Loans]            Interest Period        Amount









          The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

                             [NAME OF APPLICABLE BORROWER]

                              By
                                 Name:
                                 Title:

____________________

1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month
     Eurodollar Rate).

                                       Schedule 1.13(a)(iv)




                  Non-US Bank Certificate


Eastern Utilities Associates
Blackstone Valley Electric Company
Eastern Edison Company
Montaup Electric Company
Newport Electric Corporation
EUA Cogenex Corporation
EUA Ocean State Corporation
EUA Service Corporation

The Bank Of New York


Gentlemen:

          Reference is made to the Credit Agreement, dated as of __________, 1997 among Eastern Utilities Associates,
Blackstone Valley Electric Company, Eastern Edison Company,
Montaup Electric Company, Newport Electric Corporation, EUA
Cogenex Corporation, EUA Ocean State Corporation, EUA
Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent. Terms used herein that are defined in such Credit Agreement are used with the meanings therein ascribed to them.

          The undersigned hereby (a) certifies to the Borrowers and the Agent that (i) it is a Non-US Bank and
(ii) is entitled to submit an Internal Revenue Service Form
W-8 and (b) agrees to indemnify and defend the Borrowers and the Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.


                              Very truly yours,

                              [Bank]


                              By:
                                  Name:
                                  Title:

                                           Schedule 1.15(a)



         NOTICE OF REQUEST TO INCREASE COMMITMENTS


[Name and address
  of Agent in accordance with
  Section 10.01(b)]

Date:

Gentlemen:

          Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates,
Blackstone Valley Electric Company, Eastern Edison Company,
Montaup Electric Company, Newport Electric Corporation, EUA
Cogenex Corporation, EUA Ocean State Corporation, EUA
Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit
Agreement"). Terms used herein that are defined in such Credit Agreement are used with the meanings therein ascribed to them.

          Pursuant to Section 1.15(a) of the Credit
Agreement, the undersigned hereby requests that the Banks increase the Commitments to $_____________. Attached hereto is a list of the Banks and the amount of the increase of each Bank's Commitment, and a list of lenders proposed to become Banks under the Credit Agreement and the amount of each such lender's Commitment.

                              EASTERN UTILITIES ASSOCIATES

                              By
                                 Name:
                                 Title:

                                        Schedule 2.01(a)(i)



               [NAME OF APPLICABLE BORROWER]

            CERTIFICATE AS TO RESOLUTIONS, ETC.


          I, __________, [Assistant] Secretary of [Name of
Applicable Borrower], a __________ corporation (the
"Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Credit Agreement dated as of __________, 1997 among Eastern Utilities Associates, Blackstone Valley Electric
Company, Eastern Edison Company, Montaup Electric Company,
Newport Electric Corporation, EUA Cogenex Corporation, EUA
Ocean State Corporation, EUA Service Corporation, as
Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New
York, as Agent, that:

          1.  The below named persons have been duly
     elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

           Name         Office                    Signature

[Insert names and offices


of persons authorized to sign the

Loan Documents]


          2.  (a)  Attached as Annex A is a true and
     correct copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

             [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company.
     Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.]1

          3. [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the Board of Directors of the Company.


          4.  There has been no amendment to the
     Certificate of Incorporation of the Company since
     __________, 19__.2

          5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on __________, 19__3 and at all subsequent times to and including the date hereof.


          IN WITNESS WHEREOF, I have signed this
certificate this __ day of __________, 19__.



                         ___________________________
                           [Assistant] Secretary


          I, __________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.


          IN WITNESS WHEREOF, I have signed this
certificate this __ day of __________, 19__.



                         ___________________________
                               [Title]

____________________

1.   Omit if not applicable.
2. Insert date of the Secretary of State's Certificate of Incorporation required by Section 2.01(a)(ii).
3. Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                                                    Annex A


               [NAME OF APPLICABLE BORROWER]

             RESOLUTIONS OF BOARD OF DIRECTORS

          RESOLVED, that this Corporation is authorized to borrow from the banks listed on the signature pages of the below-mentioned Credit Agreement (the "Banks"), under and pursuant to such Credit Agreement, an aggregate principal amount not to exceed at any time outstanding $150,000,000, to be repaid in accordance with the Credit Agreement, with interest on the unpaid principal amounts thereof from time to time outstanding at the interest rates per annum provided for in the Credit Agreement; and be it further

          RESOLVED, that the form, terms and provisions of:

          (a)  the proposed Credit Agreement (the "Credit
     Agreement"), in substantially the form of the draft of __________, 1997, among Eastern Utilities Associates,
     Blackstone Valley Electric Company, Eastern Edison
     Company, Montaup Electric Company, Newport Electric
     Corporation, EUA Cogenex Corporation, EUA Ocean State
     Corporation, EUA Service Corporation, as Borrowers, the Banks, BNY Capital Markets, Inc., as Arranger, and
     The Bank of New York, as Agent, providing, among other things, (i) for the making by the Banks to this Corporation from time to time of advances ("Loans") in an aggregate principal amount not to exceed at any time outstanding $150,000,000 upon the terms and conditions therein set forth, (ii) for the payment by this Corporation of the fees, costs and expenses as therein provided AND (iii) FOR THE WAIVER BY THIS
     CORPORATION OF (A) TRIAL BY JURY AND (B) CLAIMS FOR
     SPECIAL, INDIRECT AND CONSEQUENTIAL DAMAGES, ALL AS
     THEREIN PROVIDED; and

          (b) the proposed promissory notes (the "Notes"), in substantially the form of Exhibits A, B and C to the draft of the Credit Agreement referred to in paragraph (a) of this resolution, to be issued by this Corporation to the Banks pursuant to the terms and conditions of the Credit Agreement, to evidence the indebtedness of this Corporation to the Banks resulting from each of the Loans made by the Banks to this Corporation and providing, among other things, for the repayment of such Loans, and payment of interest thereon;

be, and the same hereby are, in all respects approved, and that the Chairman of the Board of Directors of this Corporation, the President, any Vice President or the Treasurer of this Corporation be, and each of them hereby is, authorized, in the name and on behalf of this Corporation, to execute and deliver the Credit Agreement and the Notes (collectively, the "Loan Documents"), each in the form, or substantially in the form, thereof submitted to the Board of Directors of this Corporation, with such changes, additions and modifications thereto as the officer of this Corporation executing the same shall approve, such approval to be conclusively evidenced by his execution and delivery thereof; and be it further

          RESOLVED, that the drafts of the Loan Documents referred to above be filed by the Secretary of this Corporation among the minutes of the meeting of the Board of Directors of this Corporation; and be it further

          RESOLVED, that the proper officers of this Corporation be, and each of them hereby is, authorized and empowered (any one of them acting alone) to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including, without limitation, all notices and certificates required or permitted to be given or made under the terms of the Loan
Documents), in the name and on behalf of this Corporation or otherwise, as such officer of this Corporation may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of this Corporation under the agreements and instruments referred to therein.



                                                  Annex A-1




               [NAME OF APPLICABLE BORROWER]

                RESOLUTIONS OF SHAREHOLDERS



             [Insert applicable resolutions]

                                       Schedule 2.01(a)(iv)






       [Letterhead of Applicable Borrower's Counsel]


                                        Schedule 2.01(a)(v)






    [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                              Schedule 3.02






                 SCHEDULE OF SUBSIDIARIES

                                              Schedule 3.03






             SCHEDULE OF REQUIRED CONSENTS AND
                  GOVERNMENTAL APPROVALS

                                              Schedule 3.05






              SCHEDULE OF MATERIAL LITIGATION

                                              Schedule 4.09






             SCHEDULE OF EXISTING INDEBTEDNESS

                                              Schedule 4.10






                SCHEDULE OF EXISTING LIENS



       Obligation Secured                Collateral

                                              Schedule 4.14






            SCHEDULE OF EXISTING BENEFIT PLANS

                                              Schedule 4.15






     SCHEDULE OF CERTAIN TRANSACTIONS WITH AFFILIATES

                                              Schedule 4.16






        SCHEDULE OF EXISTING RESTRICTIVE COVENANTS

                                               Schedule 5.01(c)




                 [EASTERN UTILITIES ASSOCIATES]
                    [EUA SERVICE CORPORATION]

       CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS



       I, __________, [President, Treasurer or Assistant Treasurer] [Vice President, Finance or Assistant Treasurer] of [Eastern Utilities Associates] [EUA Service Corporation], a __________ corporation, hereby certify, pursuant to Section 5.01(c) of the Credit Agreement dated as of __________, 1997 among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent, that:

       1. (a) The accompanying [unaudited]1 consolidated financial statements of [Insert Name of Applicable Borrower] and its Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending __________, 19__, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. __________, [Insert Name of Applicable Borrower]'s current independent certified public accountants), the consolidated financial position of [Insert Name of Applicable Borrower] and its Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of [fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.

       (b) Except as disclosed or reflected in such financial statements, as at __________, neither [Insert Name of Applicable Borrower] nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on [Insert Name of Applicable Borrower] and its Consolidated Subsidiaries taken as a whole.

       2.  (a)  The changes in and departures from Generally
Accepted Accounting Principles are as follows:

All such changes have been approved in writing by Messrs.
__________.

       [[(b) Attached as Annex A are [unaudited]1 consolidated financial statements of [Insert Name of Applicable Borrower] and its Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending __________, 19__, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of [Insert Name of Applicable Borrower] and its Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.]3]

       [3. There follows the calculation required to establish whether or not EUA was in compliance with Section 4.18 of the Agreement.]4

       [4. There follows the calculation required to establish whether or not Cogenex was in compliance with Section 4.19 of the Agreement and the calculation of the Cogenex Coverage Ratio.]5

       5. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

            [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by [the applicable Borrower] or a Subsidiary thereof with respect thereto.]



Dated:                    ______________________
                           Name:
                           Title:



_______________

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally
       Accepted Accounting Principles are specified in Paragraph
       2(a) of this or any previous Certificate.

4. To be provided quarterly by EUA. The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by EUA pursuant to Section 2.01(a)(vii).

5. To be provided quarterly by Cogenex. The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by EUA pursuant to Section 2.01(a)(vii).


                                                 Schedule 5.02(a)






          SCHEDULE OF HISTORICAL FINANCIAL INFORMATION

                                                Schedule 10.10(a)




                      NOTICE OF ASSIGNMENT


[Name and address
  of Borrowers in accordance with
  Section 10.01(b)]

[Name and address
  of Agent in accordance with
  Section 10.01(b)]


Date:

Gentlemen:

       Reference is made to the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 10.10(a) of the Credit Agreement that [name of Assignor] [(the "Assignor")]1 has made the following assignment to [name of Assignee] [(the "Assignee")]2:

       Rights and Obligations
         Assigned:



       Effective Date of
         Assignment:



       [The Assignee's Lending Offices and address for notices are as follows:

       Domestic Lending Office:


       Eurodollar Lending Office:


       Notice Address:]3


       [The Assignor hereby requests that the Borrowers and the Agent consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee].4


                                     [NAME OF ASSIGNEE]


                                     By
                                        Name:
                                        Title:

                                     [NAME OF ASSIGNEE]



                                     By
                                        Name:
                                        Title:

[Assignment and release consented to:]4

EASTERN UTILITIES ASSOCIATES

By
   Name:
   Title:



THE BANK OF NEW YORK,
  as agent

By
   Name:
   Title:





1. Include definition if Footnote 4 material is to be included.

2. Include definition if Footnote 3 or Footnote 4 material is to be included.

3.     Omit if the Assignee is a Bank.

4. Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of EUA and the Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

                                                      EXHIBIT A


                 [NAME OF APPLICABLE BORROWER]

                            RC NOTE

                              _______________, 19__


          FOR VALUE RECEIVED, [NAME OF APPLICABLE BORROWER] (the "Borrower") hereby promises to pay to the order of __________ (the "Bank"), for the account of its applicable Lending Office, the unpaid principal amount of each RC Loan made by such Bank under the Credit Agreement referred to below, on the dates and in the amounts specified in Section 1.04 of such Credit Agreement, and to pay interest on the principal amount of each such RC Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each RC
Loan of the Bank and each payment, with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This RC Note evidences RC Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This RC Note shall, pursuant to New York General
Obligations Law Subsection 5-1401, be construed in accordance with and goverend by the law of the State of New York.

                              [NAME OF APPLICABLE BORROWER]
                              By
                                 Name:
                                 Title:


                                 GRID

                                RC NOTE


_______________________________________________________________________

               Amount of              Amount of              Notation
Date             Loan               Principal Repaid         Made By



______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________


                                                          EXHIBIT B

                  [NAME OF APPLICABLE BORROWER]

                          BID RATE NOTE


                            _______________, 19__


        FOR VALUE RECEIVED, [NAME OF APPLICABLE BORROWER] (the "Borrower") hereby promises to pay to the order of __________ (the "Bank") the principal amount of the Bid Rate Loans of the Bank outstanding, on the dates and in the amounts specified in
Section 1.02(b) and 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each Bid Rate Loan on the dates and at the rates specified in Section 1.02(b) and 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section
1.11 of such Credit Agreement.

        Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Bid Rate Loan of the Bank and each payment, with respect thereto.

        Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

        This Bid Rate Note evidences Bid Rate Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of __________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the acceleration of the maturity hereof.

        This Bid Rate Note shall, pursuant to New York General
Obligations Law Subsection 5-5401, be construed in accordance with and governed by the law of the State of New York.


                            [NAME OF APPLICABLE BORROWER]

                            By
                               Name:
                               Title:


                                 GRID

                             BID RATE NOTE


_______________________________________________________________________

                 Amount of                 Amount of             Notation
Date           Bid Rate Loan        Principal Repaid             Made By



______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________



                                                        EXHIBIT C

                  [NAME OF APPLICABLE BORROWER]

                           SWING NOTE

                       ______, 1997


        FOR VALUE RECEIVED, [NAME OF APPLICABLE BORROWER] (the "Borrower") hereby promises to pay to the order of [NAME OF APPLICABLE SWING LOAN LENDER] (the "Swing Loan Lender") the principal amount of Swing Loans outstanding, on the dates and in the amounts specified in Sections 1.01, 1.04 and 1.05 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in
Section 1.03 of such Credit Agreement. All payments due to the Swing Loan Lender hereunder shall be made to the Swing Loan Lender at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

        Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Swing Loan and each payment, repayment or conversion with respect thereto.

        Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

        This Swing Note evidences Swing Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of ________, 1997, among Eastern Utilities Associates, Blackstone Valley Electric Company, Eastern Edison Company, Montaup Electric Company, Newport Electric Corporation, EUA Cogenex Corporation, EUA Ocean State Corporation, EUA Service Corporation, as Borrowers, the Banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Arranger, and The Bank of New York, as Agent ("Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Reference is made to such Credit Agreement, as so amended, for provisions relating to the repayment and the acceleration of the maturity hereof.

        This Swing Note shall, pursuant to New York General
Obligations Law Section 5-1401, be governed by the law of the State of New York.
                          [NAME OF APPLICABLE BORROWER]

                          By
                          Name:
                          Title:

                               GRID

                              SWING NOTE

______________________________________________________________________

                         Amount of
                       Principal Paid     Unpaid Principal
        Amount of           or              Amount of         Notation
Date    Agent SL         Repaid           Agent SL Note       Made By


______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________




ANNEX A                  Banks, Lending Offices and Notice Addresses
Annex A             RESOLUTIONS OF BOARD OF DIRECTORS
Annex A-1           RESOLUTIONS OF SHAREHOLDERS

Schedule 1.01(c)(ii)     NOTICE OF SWING BORROWING
Schedule 1.02(a)(i)      NOTICE OF RC BORROWING
Schedule 1.02(b)(i)      REQUEST FOR BID RATE LOANS
Schedule 1.02(b)(ii)     FORM OF BID RATE LOAN OFFER
Schedule 1.03(c)(iv)     NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)         NOTICE OF PREPAYMENT
Schedule 1.13(a)(iv)     Non-US Bank Certificate
Schedule 1.15(a)         NOTICE OF REQUEST TO INCREASE COMMITMENTS

Schedule 2.01(a)(i)      CERTIFICATE AS TO RESOLUTIONS, ETC
Schedule 2.01(a)(iv)     [Letterhead of Applicable Borrower's Counsel]
Schedule 2.01(a)(v)      [Letterhead of Winthrop, Stimson, Putnam &
                         Roberts]

Schedule 3.02            SCHEDULE OF SUBSIDIARIES
Schedule 3.03            SCHEDULE OF REQUIRED CONSENTS AND
                         GOVERNMENTAL APPROVALS
Schedule 3.05            SCHEDULE OF MATERIAL LITIGATION
Schedule 4.09            SCHEDULE OF EXISTING INDEBTEDNESS
Schedule 4.10            SCHEDULE OF EXISTING LIENS
Schedule 4.14            SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 4.15            SCHEDULE OF CERTAIN TRANSACTIONS WITH
                         AFFILIATES
Schedule 4.16            SCHEDULE OF EXISTING RESTRICTIVE COVENANTS
Schedule 5.01(b)         CERTIFICATE AS TO FINANCIAL STATEMENTS AND
                         DEFAULTS
Schedule 5.02(a)         SCHEDULE OF HISTORICAL FINANCIAL INFORMATION
Schedule 10.09(a)        NOTICE OF ASSIGNMENT

Exhibit A                RC NOTE
Exhibit B                BID RATE NOTE
Exhibit C                SWING NOTE


                                                      WSP&R DRAFT
                                                         03/20/97


                           $120,000,000


                         CREDIT AGREEMENT

                  Dated as of       , 1997

                              Among

                 EASTERN UTILITIES ASSOCIATES,

              BLACKSTONE VALLEY ELECTRIC COMPANY,

                    EASTERN EDISON COMPANY,

                   MONTAUP ELECTRIC COMPANY,

                 NEWPORT ELECTRIC CORPORATION,

                    EUA COGENEX CORPORATION,

                  EUA OCEAN STATE CORPORATION,

                    EUA SERVICE CORPORATION,
                          as Borrowers


         THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,

                   BNY CAPITAL MARKETS, INC.,
                           as Arranger

                               and

                      THE BANK OF NEW YORK,
                             as Agent







                        TABLE OF CONTENTS

                                                             Page

                           ARTICLE 1.
                         CREDIT FACILITY


Section 1.01  Commitment to Lend                              1
     (a)  RC Loans                                            1
     (b)  Bid Rate Loans                                      1
     (c)  Swing Loans                                         2
Section 1.02  Manner of Borrowing                             3
     (a)  RC Loans                                            3
     (b)  Bid Rate Loans                                      5
Section 1.03  Interest                                        7
     (a)  Rates                                               7
     (b)  Payment                                             7
     (c)  Conversion and Continuation                         8
     (d)  Maximum Interest Rate                               9
Section 1.04  Repayment                                       9
Section 1.05  Prepayments                                     9
     (a)  Optional Prepayments                                9
     (b)  Mandatory Prepayments                              10
          (i)  Loans in Excess of Commitments                10
          (ii) Reduction of Availability                     10
     (c)  Other Prepayment Provisions                        10
Section 1.06  Limitation on Types of Loans                   10
Section 1.07  Reductions in Commitments                      11
Section 1.08  Fees                                           11
     (a)  Facility Fees                                      11
     (b)  Agent's Fees                                       11
     (c)  Fees Non-Refundable                                11
Section 1.09  Computation of Interest and Fees               11
Section 1.10  Evidence of Indebtedness                       12
Section 1.11  Payments by the Borrowers                      12
     (a)  Time, Place and Manner                             12
     (b)  No Reductions                                      12
     (c)  Extension of Payment Dates                         12
Section 1.12  Distribution of Payments by the Agent          13
Section 1.13  Taxes                                          13
     (a)  (i)  Taxes Payable by the Borrowers                13
          (ii) Taxes Payable by the Agent or any Bank        14
         (iii) Limitations                                   14
          (iv) Exemption from U.S. Withholding Taxes         14
     (b)  Credits and Deductions                             15
Section 1.14  Pro Rata Treatment                             15
Section 1.15  Increase in Commitments                        15

     Section 1.16.  Extension of Termination Date            17


                           ARTICLE 2.
                       CONDITIONS TO LOANS

Section 2.01  Conditions to Initial Loans                    18
Section 2.02  Conditions to Each Loan                        19

                           ARTICLE 3.
             CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01  Organization; Power; Qualification             20
Section 3.02  Subsidiaries                                   20
Section 3.03  Authorization; Enforceability; Required
               Consents; Absence of Conflicts                21
Section 3.04  Taxes                                          21
Section 3.05  Litigation                                     22
Section 3.06  Burdensome Provisions                          22
Section 3.07  No Adverse Change or Event                     22
Section 3.08  Additional Adverse Facts                       22
Section 3.09  Investment Company Act                         23
Section 3.10  Compliance with Applicable Law and Contracts   23
Section 3.11  Title to Properties and Assets                 23
     (a)  Fee-Owned Real Property                            23
     (b)  Leased Real Property                               23
     (c)  Other Assets                                       23

                           ARTICLE 4.
                        CERTAIN COVENANTS

A. Each Borrower shall and shall cause each of its Significant Subsidiaries to:

Section 4.01  Preservation of Existence                      23
Section 4.02  Preservation of Rights and Properties          24
Section 4.03  Business Activities                            24
Section 4.04  Payment of Taxes and Liabilities               24
Section 4.05  Compliance With Applicable Law                 24
Section 4.06  Preservation of Loan Document Enforceability   24
Section 4.07  Insurance                                      24
Section 4.08  Use of Proceeds                                24

B. Each Borrower shall not, and shall not permit any of its Significant Subsidiaries to, directly or indirectly:

Section 4.09  Indebtedness                                   25
Section 4.10  Liens                                          25
Section 4.11  Merger or Consolidation                        25
Section 4.12  Disposition of Assets                          25
Section 4.13  Taxes of Other Persons                         26
Section 4.14  Benefit Plans                                  26
Section 4.15  Transactions with Affiliates                   26
Section 4.16  Limitation on Restrictive Covenants            26
Section 4.17  Issuance or Disposition of Capital Securities  26

C.  EUA shall not:
Section 4.18  EUA Capitalization Ratio                       26

D.   Cogenex shall not:

Section 4.19  Cogenex Capitalization Ratio                   27


                           ARTICLE 5.
                           INFORMATION


Section 5.01  Information to Be Furnished                    27
     (a)  Quarterly Financial Statements                     27
     (b)  Year End Financial Statements; Accountants'
          Certificate 27
     (c)  Officer's Certificate as to Financial Statements
          and Defaults                                       28
     (d)  Reports and Filings                                28
     (e)  Requested Information                              28
     (f)  Notice of Defaults, Material Adverse Changes and
          Other Matters                                      28

Section 5.02  Accuracy of Financial Statements and
Information                                                  29
     (a)  Historical Financial Statements                    29
     (b)  Future Financial Statements                        29
     (c)  Historical Information                             30
     (d)  Future Information                                 30

Section 5.03  Additional Covenants Relating to Disclosure    30
    (a)  Visits, Inspections and Discussions                 31
     (b)  Accounting Methods and Financial Records           31
     (c)  Fiscal Year                                        31

Section 5.04  Authorization of Third Parties to Deliver
Information and Discuss Affairs                              31

                           ARTICLE 6.
                             DEFAULT


Section 6.01  Events of Default                              32
Section 6.02  Remedies upon Event of Default                 35


                           ARTICLE 7.
              ADDITIONAL CREDIT FACILITY PROVISIONS


Section 7.01  Mandatory Suspension and Conversion of
               Eurodollar Rate Loans                         36
Section 7.02  Regulatory Changes                             37
Section 7.03  Capital Requirements                           38
Section 7.04  Funding Losses                                 38
Section 7.05  Certain Determinations                         39
Section 7.06  Change of Lending Office                       39
Section 7.07. Replacement of Banks                           39

                           ARTICLE 8.
                            THE AGENT


Section 8.01  Appointment and Powers                         40
Section 8.02  Limitation on Agent's Liability                40
Section 8.03  Defaults                                       41
Section 8.04  Rights as a Bank                               41
Section 8.05  Indemnification                                42
Section 8.06  Non Reliance on Agent and Other Banks          42
Section 8.07  Resignation of the Agent                       42


                           ARTICLE 9.
                            GUARANTY

     Section 9.01  Guaranty of Payment and Performance       43
     Section 9.02  Continuance and Acceleration of Guaranteed
                   Obligations upon Certain Events           43
     Section 9.03  Recovered Payments                        44
     Section 9.04  Binding Nature of Certain Adjudications   44
     Section 9.05  Nature of Guarantor's Obligations         44
     Section 9.06  No Release of Guarantor                   45
     Section 9.07  Certain Waivers                           46
     Section 9.08  Subordination of Rights Against
                    Cogenex and Collateral                   47


                           ARTICLE 10.
                          MISCELLANEOUS


Section 10.01  Notices and Deliveries                        47
     (a)  Manner of Delivery                                 47
     (b)  Addresses                                          48
     (c)  Effectiveness                                      49
     (d)  Reasonable Notice                                  49
Section 10.02  Expenses; Indemnification                     50
Section 10.03  Amounts Payable Due upon Request for Payment  51
Section 10.04  Remedies of the Essence                       51
Section 10.05  Rights Cumulative                             51
Section 10.06  Confidentiality                               51
Section 10.07  Amendments; Waivers                           52
Section 10.08  Set-Off                                       52
Section 10.09  Sharing of Recoveries                         52
Section 10.10  Assignments and Participations                53
     (a)  Assignments                                        53
     (b)  Participations                                     54
Section 10.11  Governing Law                                 54
Section 10.12  Judicial Proceedings; Waiver of Jury Trial    54
Section 10.13  Severability of Provisions                    55
Section 10.14  Counterparts                                  55
Section 10.15  Survival of Obligations                       55
Section 10.16  Entire Agreement                              55
Section 10.17  Successors and Assigns                        56


                           ARTICLE 11.
                         INTERPRETATION


Section 11.01  Defined Terms                                 56
Section 11.02  Other Interpretive Provisions                 73
Section 11.03  Accounting Matters                            74
Section 11.04  Representations and Warranties                74
Section 11.05  Captions                                      74
Section 11.06  Interpretation of Related Documents           75


ANNEX A             Banks, Lending Offices and Notice
                    Addresses
Annex A             RESOLUTIONS OF BOARD OF DIRECTORS
Annex A-1           RESOLUTIONS OF SHAREHOLDERS

Schedule 1.01(c)(ii)     NOTICE OF SWING BORROWING
Schedule 1.02(a)(i)      NOTICE OF RC
                         BORROWING
Schedule 1.02(b)(i)      REQUEST FOR BID RATE LOANS
Schedule 1.02(b)(ii)     FORM OF BID RATE LOAN OFFER
Schedule 1.03(c)(iv)     NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)         NOTICE OF PREPAYMENT
Schedule 1.13(a)(iv)     Non-US Bank Certificate
Schedule 1.15(a)         NOTICE OF REQUEST TO INCREASE
                         COMMITMENTS

Schedule 2.01(a)(i)      CERTIFICATE AS TO RESOLUTIONS, ETC
Schedule 2.01(a)(iv)     [Letterhead of Applicable Borrower's
                         Counsel]
Schedule 2.01(a)(v)      [Letterhead of Winthrop, Stimson, Putnam
                         & Roberts]

Schedule 3.02            SCHEDULE OF SUBSIDIARIES
Schedule 3.03            SCHEDULE OF REQUIRED CONSENTS AND
                         GOVERNMENTAL APPROVALS
Schedule 3.05            SCHEDULE OF MATERIAL LITIGATION
Schedule 4.09            SCHEDULE OF EXISTING INDEBTEDNESS
Schedule 4.10            SCHEDULE OF EXISTING LIENS

Schedule 4.14            SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 4.16            SCHEDULE OF EXISTING RESTRICTIVE
                         COVENANTS

Schedule 5.01(b)         CERTIFICATE AS TO FINANCIAL STATEMENTS
                         AND DEFAULTS
Schedule 5.02(a)         SCHEDULE OF HISTORICAL FINANCIAL
                         INFORMATION
Schedule 10.09(a)        NOTICE OF ASSIGNMENT

Exhibit A                RC NOTE
Exhibit B                BID RATE NOTE
Exhibit C                SWING NOTE